UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Pershing Gold Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PERSHING GOLD CORPORATION
1658 Cole Boulevard
Building 6, Suite 210
Lakewood, Colorado 80401
(720) 974-7248

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held June 22, 2018

Dear Pershing Gold Corporation Stockholder:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Annual Meeting”) of Pershing Gold Corporation (“Pershing Gold” or the “Company”) will be held on June 22, 2018 at 9:00 a.m., local time, at the offices of Davis Graham & Stubbs LLP located at 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202. The Annual Meeting will be held for the following purposes:

1.	To elect four (5) directors to hold office until their successors are elected and qualified;

2.	To approve the Pershing Gold Corporation Amended and Restated 2013 Equity Incentive Plan as attached as Appendix A to this Proxy Statement.

3.	To ratify the appointment of KBL, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The Board of Directors has fixed the close of business on April 23, 2018 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. This Notice of Annual Meeting of Stockholders and the attached Proxy Statement are first being mailed to Pershing Gold’s stockholders on or about April 30, 2018.

The attached Proxy Statement, proxy card and the Company’s Annual Report to Stockholders (including financial statements) for the fiscal year ended December 31, 2017 are available at http://www.viewproxy.com/pershinggold/2018.

By order of the Board of Directors,
/s/ Mindyjo Germann

Mindyjo Germann
Corporate Secretary

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD OR SUBMIT YOUR PROXY AND/OR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT A QUORUM MAY BE REPRESENTED AT THE MEETING. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

PERSHING GOLD CORPORATION
1658 Cole Boulevard
Building 6, Suite 210
Lakewood, Colorado 80401
(720) 974-7248

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

June 22, 2018

This Proxy Statement is furnished to the stockholders of Pershing Gold Corporation (“Pershing Gold,” the “Company,” or “we”) in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Pershing Gold to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) on June 22, 2018, or at any postponements or adjournments of the Annual Meeting. Our Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Notice of Annual Meeting of Stockholders and this Proxy Statement and proxy card are first being mailed to Pershing Gold’s stockholders on or about April 30, 2018.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 22, 2018:

The attached Proxy Statement, proxy card and the Company’s Annual Report to Stockholders (including financial statements) for the fiscal year ended December 31, 2017 are available at http://www.viewproxy.com/pershinggold/2018.

ABOUT THE MEETING

When is the Proxy Statement first being mailed to stockholders?

The Proxy Statement is first being mailed to stockholders on or about April 30, 2018.

Why am I receiving this Proxy Statement and Proxy Card?

You have received these proxy materials because the Board of Directors is soliciting your proxy to vote your common stock and/or Series E preferred stock at the Annual Meeting. This Proxy Statement describes matters on which we would like you to vote at our Annual Meeting. It also provides you with information on these matters so that you may make an informed decision.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will vote on the following items of business:

1.	To elect five (5) directors to hold office until their successors are elected and qualified;

2.	To approve the Pershing Gold Corporation Amended and Restated 2013 Equity Incentive Plan as attached as Appendix A to this Proxy Statement; and

3.	To ratify the appointment of KBL, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

Stockholders will also vote on such other matters as may properly come before the meeting or any postponement or adjournment thereof.

1

What are the recommendations of the Board of Directors?

The Board of Directors recommends that you vote:

•	FOR the election of each of the five (5) nominated directors (see “PROPOSAL NO. 1 — ELECTION OF DIRECTORS”)

•	FOR the approval of the the Pershing Gold Corporation Amended and Restated 2013 Equity Incentive Plan (see “PROPOSAL NO. 2 — EQUITY INCENTIVE PLAN”)

•	FOR the ratification of the appointment of KBL, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (see “PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF AUDITOR”)

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What shares are entitled to vote?

Each share of common stock outstanding on the record date is entitled to one vote on each matter. Each share of Series E preferred stock that is outstanding on the record date is entitled to vote the number of shares of common stock into which a share of Series E preferred stock is convertible, as if converted (on an aggregate basis) on the record date. The record date for the meeting is April 23, 2018 (the “Record Date”). Only stockholders of record at the close of business on that date are entitled to vote at the Annual Meeting. As of the Record Date, there were 33,629,260 shares of common stock outstanding and 8,946 shares of Series E preferred stock outstanding, convertible on that date to 3,163,051 shares of common stock at a ratio of one share of Series E preferred stock into approximately 353.571 shares of common stock, for a total of 36,792,311 shares eligible to vote.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most stockholders hold their shares through a broker or other holder of record rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, Inc., you are considered, with respect to those shares, to be the stockholder of record, and we have sent the Notice of Annual Meeting of Stockholders directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the named proxy holder or to vote in person at the meeting. You may vote by proxy by filling out the proxy card included with the materials, by voting online or by calling the number found on the proxy card.

Beneficial Owner. If your shares are held in a brokerage account, or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by the holder of record together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote and are also invited to attend the Annual Meeting.

Who may attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the meeting. If you are not a stockholder of record but hold shares through a broker, bank or other holder of record (i.e., in street name) and wish to attend the meeting, you will need to provide proof of beneficial ownership on the Record Date, such as your most recent account statement as of April 23, 2018, a copy of the voting instruction card provided by your broker, bank or other holder of record, or other similar evidence of ownership. Registration and seating will begin at 8:30 a.m., Denver time. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

2

If I am a stockholder of record, how do I vote?

If you are a stockholder of record, you may vote by proxy using the enclosed proxy card, by Internet by visiting the website that appears on the proxy card, by telephone by calling the number that appears on the proxy card, or in person at the Annual Meeting. To ensure that your vote is counted, even if you plan to attend the Annual Meeting, we recommend that you submit your proxy prior to the meeting as described below so that your vote will be counted if you later decide not to attend the meeting.

To vote your shares of common stock or preferred stock by using the enclosed proxy card, please fill out the proxy card included with the materials, or call the toll-free number or visit the website found on the proxy card.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received from that organization, rather than from Pershing Gold, a voting instruction card with these proxy materials. You may vote by submitting voting instructions to your broker, bank or other holder of record. For directions on how to vote, please refer to the voting instruction card provided by your broker, bank or other holder of record.

If you do return your voting instruction card, but do not provide instructions to your broker or nominee regarding how to vote your shares, your shares will be counted in determining whether there is a quorum, but the broker or nominee is not permitted to vote your shares except on matters that are determined to be routine. The ratification of the independent auditor is a routine matter. If a proposal is a non-routine matter, a broker or nominee may not vote the shares on the proposal without receiving instructions from the beneficial owner of the shares. The election of directors and the approval of the Amended and Restated 2013 Equity Incentive Plan are not considered to be routine matters.

You may vote in person at the meeting only if you obtain a legal proxy from the broker, bank or other holder of record that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you submit your voting instructions to the record holder prior to the meeting as described above so that your vote will be counted if you later decide not to attend the meeting.

May I change my vote or revoke my proxy after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change the votes you cast or revoke your proxy at any time before the votes are cast at the meeting by: (1) delivering a written notice of your revocation to our Corporate Secretary at our principal executive office located at 1658 Cole Boulevard, Building 6, Suite 210, Lakewood, CO 80401; (2) executing and delivering a later dated proxy card; or (3) by the Internet or telephone by following the voting instructions provided in the Notice of Annual Meeting of Stockholders. In addition, the powers of the proxy holders to vote your stock will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority (over 50%) of the shares of our capital stock outstanding, including all common stock and Series E preferred stock voting on an as-converted basis, as of the Record Date will constitute a quorum. There must be a quorum for any action to be taken at the meeting (other than an adjournment or postponement of the meeting). If you properly submit a proxy, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum. If a broker or bank indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the meeting.

Under the rules of the NASDAQ Stock Market LLC (“Nasdaq”), a broker or bank with uninstructed shares proxy may generally vote as the broker or bank determines in its discretion on behalf of the beneficial owner on routine matters, but cannot vote on non-routine matters, the latter of which results in “broker non-votes.” Under Nasdaq rules, proposals one and two involve non-routine matters, and without your instruction, your broker cannot vote your shares on these matters. Accordingly, broker non-votes are expected. No broker non-votes are expected for proposal three as it involves a matter considered to be routine.

3

What vote is required to approve each item?

Election of Directors. In the election of directors, five (5) candidates will be elected by a plurality of affirmative votes present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors, meaning that the five (5) candidates that receive the highest number of affirmative votes will be elected to serve on our Board of Directors. Withheld votes are not counted towards the achievement of a plurality. “Broker non-votes” have no effect on the outcome of the vote.

Approval of Amended and Restated 2013 Equity Incentive Plan. The affirmative vote of a majority of the votes cast on this proposal will be required for ratification. Abstentions and “broker non-votes” are not counted for determining the number of votes cast for or against this proposal and therefore will have no effect on the outcome of the vote.

Ratification of KBL, LLP. The affirmative vote of a majority of the votes cast on this proposal will be required for ratification. Abstentions and “broker non-votes” are not counted for determining the number of votes cast for or against this proposal, and therefore will have no effect on the outcome of the vote. Because this is a routine matter, no “broker non-votes” are expected.

How may I vote on each of the proposals?

In the election of directors, you may vote FOR any one or more, or all, of the nominees, or your vote may be WITHHELD with respect to any one or more, or all, of the nominees. For the approval of the Amended and Restated 2013 Equity Incentive Plan, you may vote FOR or AGAINST the proposal, or you may indicate that you wish to ABSTAIN from voting on the proposal. For the ratification of KBL, LLP, you may vote FOR or AGAINST the proposal, or you may indicate that you wish to ABSTAIN from voting on the proposal.

Who will count the proxy votes?

Votes will be tabulated by Alliance Advisors, LLC.

How will voting on any other business be conducted?

We do not expect any matters to be presented for a vote at the meeting other than the matters described in this Proxy Statement. If any matters are properly brought before the meeting, the persons named on the enclosed proxy card will vote on such matters in accordance with their best judgment.

What rights of appraisal or similar rights of dissenters do I have with respect to any matter to be acted upon at the meeting?

Under Nevada law, stockholders of the Company do not have the right to dissent and obtain an appraisal of their shares with respect to the proposed actions described in this Proxy Statement.

Who will bear the cost of this proxy solicitation?

The cost of this proxy solicitation will be borne by Pershing Gold. In addition to solicitation by mail, our officers, directors and employees may solicit proxies by telephone, email, or in person. We will also request banks and brokers to solicit their customers who have a beneficial interest in our common stock registered in the names of nominees, and we may reimburse banks and brokers for their reasonable out-of-pocket expenses in so doing.

4

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published by the Company in a Current Report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission within four business days following the Annual Meeting.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Board of Directors unanimously recommends that the Company’s stockholders vote FOR the election of the following five nominees:

Stephen Alfers

Jeffrey Clevenger

Barry Honig

Edward Karr

Pamela Saxton

The Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, has nominated for election at the Annual Meeting Mr. Alfers, Mr. Clevenger, Mr. Honig, Mr. Karr and Ms. Saxton to serve until the next annual meeting of the Company’s stockholders and until their successors are elected and qualified. Mr. Alfers, Mr. Clevenger, Mr. Honig, Mr. Karr and Ms. Saxton are currently directors of Pershing Gold have consented to being named as nominees.

The following table sets forth the name, residence, age, and current positions of each nominee:

Name and Residence	Age	Position
Stephen Alfers (1) Colorado, USA	72	Director, Chairman of the Board of Directors
Jeffrey Clevenger Arizona, USA	68	Director
Barry Honig Florida, USA	47	Director
Edward Karr, Geneva, Switzerland	48	Director
Pamela Saxton Colorado, USA	65	Director

_________________________

(1)	Mr. Alfers also serves as our President and Chief Executive Officer.

Information regarding each nominee is set forth below, based upon information furnished to us by the nominee.

Nominees for Election

Stephen Alfers. Mr. Alfers has served as our Chief Executive Officer and Chairman since February 2012 and as our President since August 2012. Mr. Alfers served as the President and Chief of U.S. Operations of Franco-Nevada Corporation from January 2010 to September 2011 and its Vice President (Legal) from December 2007 to December 2009. Mr. Alfers is the founder and, since 2007, the President of Alfers Mining Consulting, which performs consulting services from time to time for mining and exploration companies and investors in these industries, including providing continuing services from time to time for Franco-Nevada Corporation, with Mr. Alfers serving as an officer and director of certain of the U.S. subsidiaries of Franco-Nevada Corporation. Mr. Alfers served as the President and Chief Executive Officer of NewWest Gold Corporation, a publicly traded Canadian corporation listed on the Toronto Stock Exchange, from 2006 to 2007. Mr. Alfers also served on the board of directors of NewWest Gold Corporation from 2005 to 2007. Mr. Alfers served as President and Chief Executive Officer of the NewWest Resources Group from 2001 to 2005 and as President and Chief Executive Officer of NewWest Gold Corporation, a privately-held Delaware Corporation, from 2005 to 2006. Mr. Alfers founded Alfers & Carver LLC, a boutique natural resources law firm, in 1995, and served as its managing partner from 1995 to 2001. Mr. Alfers received a J.D. from the University of Virginia, an M.A. in Monetary Policy and Public Finance from the University of Denver and a B.A. in Economics from the University of Denver. Mr. Alfers was chosen to be a director of the Company based on his extensive mining industry and operational experience, and his mining industry legal expertise. Mr. Alfers is currently the chair of the Technical Committee.

5

Jeffrey Clevenger. Mr. Clevenger was appointed director on April 23, 2018. Mr. Clevenger has over 40 years of experience in the mining industry. Since March 2009, he has served as chairman of the board of Golden Minerals Company, also serving as its President from March 2009 to May 2015 and as its Chief Executive Officer from March 2009 to September 2015. Mr. Clevenger served as a director, president and chief executive officer of Apex Silver Mines Limited from October 2004 until March 2009. Mr. Clevenger worked as an independent consultant from 1999 when Cyprus Amax Minerals Company, his previous employer, was sold until he joined Apex Silver in 2004. Mr. Clevenger served as senior vice president and executive vice president of Cyprus Amax Minerals Company from 1993 to 1998 and 1998 to 1999, respectively, and as president of Cyprus Climax Metals Company and its predecessor, Cyprus Copper Company, a large integrated producer of copper and molybdenum with operations in North and South America, from 1993 to 1999. He was senior vice president of Cyprus Copper Company from August 1992 to January 1993. From 1973 to 1992, Mr. Clevenger held various technical, management and executive positions at Phelps Dodge Corporation, including president and general manager of Phelps Dodge Morenci, Inc. He is a member of the American Institute of Mining, Metallurgical and Petroleum Engineers and the Metallurgical Society of America. Mr. Clevenger holds a B.S. in Mining Engineering with Honors from the New Mexico Institute of Mining and Technology and is a graduate of the Advanced International Senior Management Program of Harvard University. Mr. Clevenger was selected to serve as a director due to his experience and expertise in the mining industry, including the operating, management, and executive positions he has held previously at several other mining companies. Mr. Clevenger is a member of the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee.

Barry Honig. Mr. Honig has served as a director since September 2010, serving as Co-Chairman from September 2010 to September 2011 and as Chairman from September 2011 to February 2012. Since January 2004, Mr. Honig has been the President of GRQ Consultants, Inc., acting as a private investor and consultant to early stage companies. Mr. Honig’s expertise includes early stage company capital restructuring, debt financing, capital introductions, and mergers and acquisitions. In addition, Mr. Honig served as director and co-Chairman of Chromadex Corporation from October 2011 to February 2015, and as director and co-Chairman of InterCLICK, Inc. from August 2007 through December 2011. Mr. Honig also served as CEO and Chairman of the board of directors of Majesco Entertainment from September 2015 to December 2016, and has served on the board of directors of Levon Resources Ltd. from July 2015 to November 2017. Mr. Honig served as a member of the board of directors of PolarityTE, Inc. from September 2015 to February 2017 and served as the company’s Chairman and Chief Executive Officer from September 2015 until December 2016. Mr. Honig was selected to serve as a director due to his extensive knowledge of the capital markets, his judgment in assessing business strategies and accompanying risks, and his expertise with emerging growth companies. Mr. Honig is a member of the Compensation Committee and the Technical Committee.

 Edward Karr. Mr. Karr was appointed to the Board of Directors in June 2015. Mr. Karr is an international entrepreneur and the founder of several investment management and investment banking firms based in Geneva, Switzerland. Since April 2016, he has been President and CEO of U.S. Gold Corp., a junior exploration company. From 2005 to June 2015, Mr. Karr was the Chief Executive Officer of RAMPartners SA, an investment advisory firm based in Geneva, Switzerland. Mr. Karr was also Managing Director of Strategic Asset Management SA and Managing Director of Strategic Swiss Advisors Sàrl, both Swiss asset management companies, from February 2013 to December 2015. Mr. Karr served as a director of Spherix Corporation from November 2012 to December 2014 and he served as a Director of Majesco Entertainment from September 2015 to December 2016. He is currently on the boards of Levon Resources Ltd. and U.S. Gold Corp. (formerly Dataram Corporation), and serves as chairman of the audit committee of Levon Resources Ltd. Mr. Karr previously worked for Prudential Securities in the United States. He has been in the financial services industry for over twenty years. Before his entry into the financial services arena, Mr. Karr was affiliated with the United States Antarctic Program and spent thirteen consecutive months working in Antarctica, receiving the Antarctic Service Medal. Mr. Karr studied at Embry-Riddle Aeronautical University, Lansdowne College in London, England and received a B.S. in Economics/Finance with Honors (magna cum laude) from Southern New Hampshire University. He is an Executive Committee member, past President and current Nominating Committee Chair of the American International Club of Geneva. Mr. Karr was selected to serve as a director due to his experience in capital markets and financial expertise. Mr. Karr is currently a member of the Audit Committee and serves as the chair of the Corporate Governance and Nominating Committee.

6

Pamela Saxton. Ms. Saxton has served as a director since October 2017. Ms. Saxton is a business executive with over 35 years of experience in domestic and international public company finance roles, primarily in mining, software and oil and gas. Ms. Saxton has held senior executive finance positions at several mining and oil and gas companies, most recently serving as Executive Vice President and Chief Financial Officer of Thompson Creek Metals Company Inc. from August 2008 to October 2016. Prior to 2008, Ms. Saxton was Vice President Finance—U.S. Operations of Franco-Nevada Corporation, Vice President and Chief Financial Officer of New West Gold Corporation, Vice President and Controller of Amax Gold Inc. and Assistant Controller of Cyprus Amax Minerals Inc. Ms. Saxton also was the Vice President and Controller-Payments Division of Western Union/First Data Corporation and served as Vice President of Finance, Corporate Controller and Chief Accounting Officer for J.D. Edwards & Company. Ms. Saxton began her career with Arthur Andersen & Company after receiving her Bachelor of Science in Accounting from the University of Colorado. Since September 1987, she has served as a Trustee and since January 2017 serves as Vice President for the Viola Vestal Coulter Foundation, which provides scholarships to various colleges and universities, with a focus on mining. She is also the Past Chair of the Board for the Colorado Association of Commerce and Industry, a state chamber of commerce. Ms. Saxton was selected to serve as a director due to her extensive mining, financial and governance and compliance expertise. Ms. Saxton serves as the chair of the Audit Committee and the Compensation Committee, and is a member of the Corporate Governance and Nominating Committee.

PROPOSAL NO. 2 — AMENDMENT AND RESTATEMENT OF 2013 EQUITY INCENTIVE PLAN

Description of Our 2013 Equity Incentive Plan

On April 29, 2018, the Company’s board of directors adopted an amended and restated Pershing Gold Corporation 2013 Equity Incentive Plan (the “Amended 2013 Plan” or the “Plan”) that, among other amendments, increases the number of shares issuable under the Company’s existing 2013 Equity Incentive Plan from 2,222,222 shares to 4,575,000 shares.

The 2013 Equity Incentive Plan, which was originally adopted by the board of directors on February 12, 2013, is an omnibus equity incentive plan pursuant to which the Company may grant equity and cash incentive awards to certain key service providers of the Company and its subsidiaries.  The Company’s board of directors continues to believe the Amended 2013 Plan is advisable in order to promote the success of the Company and to increase stockholder value by providing an additional means to attract, motivate, retain and reward selected employees and other eligible persons.   As of April 27, 2018, only 18,093 shares remained available for issuance under the 2013 Equity Incentive Plan. Accordingly, the Company’s board of directors voted unanimously to adopt the Amended 2013 Plan, in order to, among other things, provide a sufficient share reserve that may be used to incentivize the Company’s employees and other eligible persons going forward.

The Amended 2013 Plan also imposes caps on the cash and equity compensation directors may receive in a given year. Under these new limits, directors may not receive cash compensation in excess of $300,000 or equity grants that have a grant-date value in excess of $300,000 in any fiscal year. In addition, recipients of restricted stock issued after the adoption of the plan will agree not to vote such shares of restricted stock until such shares become vested, and payment of accrued dividends on unvested restricted stock is prohibited unless and until the related restricted stock becomes vested. The expiration date of the plan has been extended from February 11, 2013 to April 28, 2028.

Set forth below is a summary of the Amended 2013 Plan, but this summary is qualified in its entirety by reference to the full text of the Amended 2013 Plan, a copy of which is included as Appendix A to this Proxy Statement.

7

Shares Available

The Amended 2013 Plan authorizes 4,575,000 shares of our common stock for issuance under the Plan, all of which are available for issuance pursuant to “incentive stock options” (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or as other type of awards.   The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with the Amended 2013 Plan. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the Amended 2013 Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Company will not be deemed to have been delivered under the Amended 2013 Plan and will be deemed to remain or to become available under the Amended 2013 Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the Amended 2013 Plan. The foregoing adjustments to the share limit of the Amended 2013 Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended to qualify as performance-based compensation under Section 162(m).

The number of shares available for issuance under the Amended 2013 Plan (as well as the number of shares that may be issued as ISOs) are subject to proportionate adjustment by the Administrator (as defined below) in the event of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, or upon any merger, arrangement, combination, consolidation, or other reorganization, or upon any spin-off, split-up or similar extraordinary dividend distribution in respect of the common stock, or upon any exchange of common stock or other securities of the Company, or upon any similar unusual or extraordinary corporate transaction in respect of the common stock.

As of the Record Date, the closing price of our common stock was $2.02 per share and our total market capitalization was approximately $67.9 million.

Administration

The Amended 2013 Plan will be administered by the board of directors (the “Board”) or by one or more committees of directors appointed by the Board (the “Administrator”).  The Board  may delegate different levels of authority to different committees with administrative and grant authority under the Amended 2013 Plan. Any committee delegated administrative authority under the Amended 2013 Plan may further delegate its authority under the Plan to another committee of directors, and any such delegate shall be deemed to be an Administrator of the Amended 2013 Plan.  Any Administrator may also, within its administrative authority under the Amended 2013 Plan and in accordance with applicable law, delegate to one or more officers of the Company the ability to make awards to Eligible Persons (as defined below) under the Amended 2013 Plan.  It is anticipated that the Administrator (either generally or with respect to specific transactions) will be constituted so as to comply, as necessary or desirable, with the requirements of Code Section 162(m) and Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Eligibility

Awards may be granted pursuant to the Amended 2013 Plan only to persons who are eligible persons.  Under the Amended 2013 Plan, “Eligible Person” means any person who is either: (a) an officer (whether or not a director) or employee of the Company or one of its subsidiaries; (b) a director of the Company or one of its subsidiaries; or (c) an individual consultant who renders bona fide services  to the Company or one of its subsidiaries; provided, however, that ISOs may be granted only to employees.  As of the Record Date, the approximate number of Eligible Persons under the Amended 2013 Plan included 19 officers or employees of the Company, five directors of the Company or one of its subsidiaries, and five individual consultants to the Company or one of its subsidiaries. All cash and equity compensation paid or provided to the Corporation’s non-employee directors shall be awarded under the Plan in the form of any of the types of awards described below for which they are eligible.

8

Awards

The Amended 2013 Plan permits the grant of: (a) stock options, which may be intended as ISOs or as nonqualified stock options (options not meeting the requirements to qualify as ISOs); (b) stock appreciation rights (“SARs”); (c) restricted stock; (d) restricted stock units; (e) cash incentive awards; or (f) other awards, including: (i) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the common stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (ii) any similar securities with a value derived from the value of or related to the common stock and/or returns thereon.

Option and SAR Awards.  Option and SAR awards granted under the Amended 2013 Plan must have an exercise price or base price of no less than 100% of the fair market value of the common stock on the date of grant (or 110% of the fair market value on the date of grant, in the case of ISOs granted to certain ten percent stockholders of the Company).  Options and SAR awards shall become exercisable upon such conditions (which may include the passage of time or the attainment of certain performance criteria) as the Administrator may establish in its sole discretion.  The exercise price of any option shall be paid in cash or by any of the methods set forth below under the heading “Consideration for Awards.”  Option and SAR awards are exercisable for a period established by the Administrator, which in no event shall exceed ten years from the date of grant (five years in the case of ISOs granted to certain ten percent stockholders of the Company).  If the Administrator does not specify otherwise in an award agreement, upon termination of a participant’s employment or other service to the Company, option and SAR awards shall expire (1) three months after the last day that the participant is employed by or provides services to the Company or any subsidiary (provided; however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment or services is due to death or disability (as defined in the applicable award agreement), 12 months after the last day that the participant is employed by or provides services to the Company or its subsidiary; and (3) immediately upon a participant’s termination for “cause”. Option and SAR awards may only be granted to Eligible Persons for whom the Corporation would be deemed to be an “eligible issuer of service recipient stock,” as defined in Treasury Regulation 1.409A-1(b)(5)(iii)(E).

Performance Based Compensation

The 2013 Plan provided for the grant of certain awards that were intended to qualify as performance-based compensation exempt from the deduction limitations of Section 162(m) of the Code, as described below under “Certain Federal Tax Consequences.”  Pursuant to the Tax Cuts and Jobs Act of 2017, the exception to Section 162(m) of the Code for performance-based compensation has been eliminated, meaning that no new awards of performance-based compensation under Code Section 162(m) will be issued under the Amended 2013 Plan. However, existing awards intended to be performance based compensation under Code Section 162(m) issued under the 2013 Plan may continue to qualify as performance-based compensation, provided that they are not materially modified. Accordingly, the Company has maintained the 2013 Plan’s provisions regarding awards intended to qualify as performance-based compensation under Code Section 162(m). Please refer to the text of the Amended 2013 Plan provided as Appendix A to this Proxy Statement for terms and conditions of awards intended to qualify as performance-based compensation under Code Section 162(m).

Fair Market Value

Under the Amended 2013 Plan, “Fair Market Value” means, unless otherwise determined or provided by the administrator in the circumstances, the closing price for a share of common stock on the trading day immediately before the date on which Fair Market Value is determined, as furnished by Nasdaq or on the principal stock exchange or over-the-counter bulletin on which the Common Stock is then listed for the date in question. If the Common Stock is no longer listed or is no longer actively traded on a principal stock exchange or over-the-counter bulletin as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

9

Consideration for Awards

The purchase price for any award granted under the Amended 2013 Plan or the common stock to be delivered pursuant to any such award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Company, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned and fully vested shares of common stock;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In the event that the Administrator allows a participant to exercise an award by delivering shares of common stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery. Shares of common stock used to satisfy the exercise price of an option are valued at their fair market value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price for the shares and any related withholding obligations and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Company.

Change in Control

Upon a change in control, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under the Amended 2013 Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the change in control.  Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a change in control (or upon any other event or other circumstance related to the change in control, such as an involuntary termination of employment occurring after such change in control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the change in control.

10

For purposes of the Amended 2013 Plan, “change in control” shall be deemed to have occurred if:

(i)           a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), and/or by any employee benefit plan of the Company or its subsidiaries, and their affiliates;

(ii)           the Company shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), and/or by any employee benefit plan of the Company or its subsidiaries, and their affiliates;

(iii)           the Company shall sell substantially all of its assets to another entity that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), and/or by any employee benefit plan of the Company or its subsidiaries and their affiliates; or

(iv)           a person shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such person), and/or by any employee benefit plan of the Company or its subsidiaries, and their affiliates.

Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (iv) above that a person must acquire more than 50% of the outstanding voting securities of the Company for a change in control to have occurred if the Administrator determines that the percentage acquired by a person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a change in control unless the change in control qualifies as a change in ownership or effective control of the Company within the meaning of Section 409A of the Code.

Transferability of Awards

Awards under the Amended 2013 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution, or pursuant to domestic relations orders, and with respect to awards with exercise features, are generally exercisable during the recipient’s lifetime only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, as long as such transfers comply with applicable federal and state securities laws and provided that any such transfers are not for consideration.

Awards to Directors

The Amended 2013 Plan is the exclusive vehicle for awards of cash and equity compensation to be paid or provided to the Company’s non-employee directors. Non-employee directors are eligible to receive all forms of awards to the extent permissible under the Amended 2013 Plan. Cash awards to non-employee directors may take any form determined by the Administrator in its sole and absolute discretion, including, but not limited to, retainers, committee fees, chairperson fees, per meeting fees, and special fees for committee service. Cash awards paid to any non-employee director may not exceed $300,000 in any fiscal year. Equity awards to non-employee directors may take any form determined by the Administrator in its sole and absolute discretion. Equity awards granted to any non-employee director may not exceed $300,000 in grant date fair value in any fiscal year.

11

Termination of, or Changes to, the Amended 2013 Plan

The Administrator may amend or terminate the Amended 2013 Plan at any time and in any manner. Shareholder approval for an amendment will be required only to the extent then required by applicable law or any applicable stock exchange rules or as required under Sections 162, 409A, 422 or 424 of the Code to preserve the intended tax consequences of the Amended 2013 Plan. For example, shareholder approval is required for the proposed amendment to increase the maximum number of shares that may be delivered with respect to awards granted under the Amended 2013 Plan. Adjustments as a result of stock splits or similar events will not, however, be considered amendments requiring shareholder approval. Unless terminated earlier by the Board, the authority to grant new awards under the Amended 2013 Plan will terminate on April 28, 2028. Outstanding awards generally will continue following the expiration or termination of the Amended 2013 Plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the Amended 2013 Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options. The grant of a nonqualified stock option under the Amended 2013 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of common stock at the time of exercise over the option exercise price.  If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.  Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

Incentive Options. The grant of an ISO under the Amended 2013 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price.  Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company.  Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The “spread” under an ISO —i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

12

Restricted Stock. Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss treatment depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

Other Awards. Other awards (such as restricted stock units) are generally treated as ordinary compensation income as and when common stock or cash are paid to the participant upon vesting or settlement of such awards.  If the participant is an employee, this income is subject to withholding for income and employment tax purposes.  The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code.  Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to any of the Company’s “covered employees.” A “covered employee” is any individual who has served at any time after December 31, 2016 as the Company’s chief executive officer, chief financial officer, or other executive officer of the Company whose compensation has been reported in a Company proxy statement, regardless of whether any such individual is still employed by the Company.  Prior to the Tax Cuts and Jobs Act of 2017, an exception to this rule applied to “qualified performance based compensation,” which generally included stock options and stock appreciation rights granted under a stockholder approved plan, and other forms of equity incentives, the vesting or payment of which was contingent upon the satisfaction of certain stockholder approved performance goals.  The Company intends that existing awards under the Amended 2013 Plan that were intended to be “qualified performance-based compensation” continue to qualify as such under the transition rules set forth in the Tax Cuts and Jobs Act of 2017.

NEW PLAN BENEFITS

SEC rules require us to disclose any amounts that we currently are able to determine will be allocated to our named executive officers, directors and other employees following approval of the Amended 2013 Plan. While determinations of amounts that participants will be eligible to receive will be made in the future, the Company intends to continue to grant restricted stock units under the Plan on a quarterly basis to two of our directors, Barry Honig and Ed Karr, in lieu of cash for fees for service on the Board and its committees. Other directors are eligible to receive grants under the Plan in lieu of cash for Board service if they so elect. Please see the discussion under the heading “Director Compensation”, below, for a description of fees payable to directors for service on the Board and committees. Amounts to be granted to other executive officers and directors in the future cannot be determined at this time.

INTEREST OF DIRECTORS AND EXECUTIVE OFFICERS IN THE Amended 2013 Plan

Members of the Board and executive officers of Pershing Gold are eligible to receive grants under the terms of the Amended 2013 Plan. Accordingly, members of the Board and the executive officers of Pershing Gold have a substantial interest in the Amended 2013 Plan.

13

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF AUDITOR

The Board of Directors unanimously recommends ratification of the appointment of KBL, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. Selection of the independent accountants is not required to be submitted to a vote of our stockholders for approval. However, the Board is submitting this matter to stockholders as a matter of good corporate practice. The affirmative vote of a majority of the votes cast by holders of our outstanding capital stock at the meeting, voting on an as-converted basis, will be required to ratify the appointment of our independent registered public accounting firm for fiscal year 2018. In the event the ratification is not approved by the required number of votes, the Audit Committee may reconsider, but will not necessarily change, its appointment of KBL, LLP to serve as our independent registered public accounting firm.

KBL, LLP has served as the Company’s independent registered public accounting firm since 2010, providing audits for the Company for the fiscal years ended December 31, 2010 through December 31, 2017.

For more information about the Company’s independent auditor, refer to the discussion under the heading “Independent Public Accountants” beginning on page 30 of this Proxy Statement.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Meetings and Committees of the Board of Directors

During 2017, our Board of Directors held eight meetings. Mr. Scott Barr, prior to his passing, attended three of the meetings, and Ms. Saxton attended one of the meetings subsequent to her appointment to the board. Each director attended 75% or more of the aggregate of all meetings of the Board of Directors and committees of the Board of Directors on which he or she served that were held during the period he or she was a director.

Board Committees

Audit Committee. We have a standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee was formed in June 2015 and met four times during 2017 and acted two times by written consent. Our Audit Committee is currently comprised of Mr. Clevenger, Mr. Karr and Ms. Saxton, with Ms. Saxton serving as the chairperson. Mr. Morrison was the chair of the Audit Committee from June 2015 until his resignation in February 2018.

On February 23, 2018, Mr. Morrison resigned as a member of the Board of Directors and as the chair of the Audit Committee. Following the resignation of Mr. Morrison, the Audit Committee was reduced to two members. As a result, the Company was not compliant with Nasdaq Listing Rule 5605(c)(2), which requires that the Audit Committee consist of at least three members. On February 26, 2018, the Company notified Nasdaq of Mr. Morrison’s resignation and the resulting non-compliance. On March 8, 2018, we received a written notice from Nasdaq confirming the Audit Committee’s non-compliance with Listing Rule 5605(c)(2), and providing a period in which the Company could cure the non-compliance. The Board appointed Mr. Clevenger to the Board and the Audit Committee on April 23, 2018, and the Company notified Nasdaq it had regained compliance with Nasdaq Listing Rule 5605(c)(2) on April 24, 2018.

 Our Board of Directors has determined each of the members of the Audit Committee is, and Mr. Morrison was, independent and financially sophisticated, as defined by the Nasdaq listing standards. Our Board of Directors has determined that each of Mr. Karr and Ms. Saxton qualifies as an “Audit Committee Financial Expert” as that term is defined in rules promulgated by the SEC.

The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities, primarily through overseeing management’s conduct of the Company’s accounting and financial reporting process and systems of internal accounting and financial controls; selecting, retaining and monitoring the independence and performance of the Company’s outside auditors, including overseeing the audits of the Company’s financial statements, approving any non-audit services; and providing an avenue of communication among the outside auditors, management and the Board. The Audit Committee regularly reviews the Company’s financial statements and reports, earnings press releases, financial reporting process, system of internal controls, and compliance with applicable law.

14

The Board of Directors has adopted a written charter for the Audit Committee. The charter may be viewed on our website at http://www.pershinggold.com/corporate-governance.

Compensation Committee. The Compensation Committee was formed in June 2015 and met one time in 2017 and acted nil times by written consent. It is currently comprised of Mr. Clevenger, Mr. Honig and Ms. Saxton, with Ms. Saxton serving as the chairperson. Each member of the Compensation Committee is independent as defined by Nasdaq listing standards. The principal responsibilities of the Compensation Committee are to review the performance of the Company’s executives, set compensation-related policies, make recommendations to the Board relating to the Company’s equity-based incentive plans and report to the stockholders regarding the Company’s executive compensation practices and policies. The Compensation Committee’s authority varies with respect to the matters it reviews, and the Committee may recommend or directly approve matters, as applicable, in accordance with its charter. The Company’s chief executive officer (“CEO”) may be present during the voting or deliberations on the compensation of executive officers other than the CEO. The Compensation Committee has authority to retain such compensation consultants, outside counsel and other advisors as the Committee in its sole discretion deems appropriate after taking into consideration factors relevant to the consultant’s independence.

The Board of Directors has adopted a charter for the Compensation Committee, a copy of which is available on our website at http://www.pershinggold.com/corporate-governance.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee was formed in June 2015. The committee did not meet during 2017 and acted two times by written consent. It is currently comprised of Mr. Clevenger, Mr. Karr and Ms. Saxton, with Mr. Karr serving as the chairperson. Mr. Morrison was the chair of the Corporate Governance and Nominating Committee from June 2015 until his resignation in February 2018. Each member of the Corporate Governance and Nominating Committee is, and Mr. Morrison was, independent as defined by Nasdaq listing standards. The Corporate Governance and Nominating Committee is responsible for overseeing and evaluating the Board’s performance and the Company’s compliance with applicable corporate governance regulations, guidelines and principles; identifying individuals qualified to become Board members; recommending to the Board proposed nominees for Board membership; and recommending to the Board directors to serve on each standing committee. Due to the small size of the Company, the Board of Directors does not believe the Corporate Governance and Nominating Committee requires a formal policy with regard to the consideration of director candidates recommended by stockholders, although the committee will consider all qualified candidates that are brought to its attention by means of the address on page 16 of this Proxy Statement. In evaluating director candidates, the Corporate Governance and Nominating Committee considers the business experience, or specialized skills or experience of director candidates, as well as diversity of background and experience—including diversity of race, ethnicity, international background, gender and age.

The Board of Directors has adopted a charter for the Corporate Governance and Nominating Committee, a copy of which is available on our website at http://www.pershinggold.com/corporate-governance.

Technical Committee. The Technical Committee was formed in November 2015. It did not meet during 2017. It is currently comprised of Messrs. Alfers and Honig, with Mr. Alfers serving as the chairperson. Mr. Morrison was a member of the Technical Committee from November 2015 until his resignation in February 2018. The Technical Committee is responsible for assisting management and the Board in fulfilling its responsibilities regarding of the advancement of the Relief Canyon project, including economic analysis, preparations for the start-up of mining and such other matters as may be requested.

The Board of Directors has adopted a charter for the Technical Committee, a copy of which is available on our website at http://www.pershinggold.com/corporate-governance.

15

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy regarding whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in the best interests of the Company and its stockholders to have these two positions overlap due to the small size of the Company. The Board of Directors has not designated a lead independent director.

Our Board of Directors is primarily responsible for overseeing our risk management processes. The Board of Directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our Company’s assessment of risks. The Board of Directors focuses on the most significant risks facing our Company and our Company’s general risk management strategy, and also ensures that risks undertaken by our Company are consistent with the Board of Directors’ appetite for risk. While the Board of Directors oversees our Company, our Company’s management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board of Directors leadership structure supports this approach.

Director Independence

We currently have five directors serving on our Board of Directors: Messrs. Alfers, Clevenger Honig, and Karr, and Ms. Saxton. Mr. Scott Barr served on the Board of Directors from June 24, 2016 until his death on April 9, 2017. Mr. Morrison served on our Board from November 2012 until his resignation in February 2018. We have determined Messrs. Clevenger, Honig, Karr, and Ms. Saxton are, and both Messrs. Barr and Morrison were, independent in accordance with the definition of independence set forth in the Nasdaq listing rules. Each director who is a member of a committee subject to independence standards under the Nasdaq listing rules is independent under such standards. In reaching these determinations, the Board of Directors considered payments for consulting services made to Mr. Barr and Mr. Karr prior to their appointments to the Board of Directors, a grant of 12,500 restricted stock units to Mr. Karr in December 2015, payments for consulting services made to Mr. Morrison prior to the formation of the Audit Committee and the Company’s uplisting to Nasdaq, fees paid to Mr. Morrison and Mr. Barr for their service on the Technical Committee, Mr. Honig’s status as a significant stockholder, committee memberships by the Company’s employees on the boards of other companies, and Mr. Karr’s position and Mr. Honig’s former position on the board of directors of Levon Resources, a significant stockholder of the Company.

Stockholder Nominations

We do not currently have a policy or specified procedures in place pursuant to which security holders may recommend nominees to the Board of Directors. We believe that the Corporate Governance and Nominating Committee and the Board of Directors can appropriately consider and respond to stockholder nominations.

Communication with the Board

We have established a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send an email, write or telephone Mindyjo Germann, Corporate Secretary, at:

Pershing Gold Corporation

1658 Cole Boulevard

Building 6, Suite 210

Lakewood, Colorado 80401

Telephone: (720) 974-7248

Facsimile: (720) 974-7249

Email: investors@pershinggold.com

Any such communication must state the type and amount of Pershing Gold securities held by the stockholder and must clearly state that the communication is intended to be shared with the Board of Directors. Ms. Germann will forward any such communication to the members of the Board of Directors.

16

Director Attendance at the Annual Meeting

All members of the Board of Directors are encouraged, but not required, to attend annual meetings of stockholders. Mr. Alfers, Mr. Morrison and Ms. Saxton attended the 2017 Annual Meeting of Stockholders, held on December 20, 2017.

Director or Officer Involvement in Certain Legal Proceedings

Our directors and executive officers have not been involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years.

Family Relationships

There are no family relationships among the executive officers and directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our equity securities to file reports of ownership and changes in ownership of our equity securities with the SEC. Based on the information available to us for 2017, we believe that all applicable Section 16(a) filing requirements were met on a timely basis.

Director Compensation

Our directors who are also our employees receive no fees for board service. Mr. Alfers is the only director who is also an employee. The compensation for all non-employee directors includes a $25,000 annual cash retainer and a $1,000 cash fee for attendance at each Board of Directors meeting. Directors receive a $1,000 cash fee for attendance at all committee meetings, and the chairs of the Technical, Audit, Compensation and Corporate Governance and Nominating committees receive annual cash retainers of $15,000, $15,000, $10,000 and $7,500 respectively. Non-employee directors on the Technical Committee receive a fee of $150 per hour up to a maximum of $1,000 per day for Technical Committee service that occurs other than at a meeting of the Technical Committee. As an employee director, Mr. Alfers will not receive an annual cash retainer or hourly fees for his role as chairman of the Technical Committee. Directors may elect to receive restricted stock units in lieu of cash. Non-employee directors are also eligible to receive annual grants of restricted stock units in such amounts and with such vesting provisions as are determined annually by the Compensation Committee and the Board of Directors. These equity grants related to 2017 service were granted in January 2018. For each vested restricted stock unit, the non-employee director is entitled to receive one unrestricted share of common stock upon termination of the director’s service on our Board of Directors. Directors eligible to receive other equity awards, including stock options, under our equity incentive plans, as determined from time to time by the Board of Directors.

17

The following table sets forth compensation paid to our non-employee directors in 2017.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
D. Scott Barr	$16,100	(1)	$—		$—	$—	$—	$—	$16,100
Barry Honig	$33,000	(2)	$—		$—	$—	$—	$—	$33,000
Edward Karr	$35,000	(3)	$11,800	(4)	$—	$—	$—	$—	$46,800
Alex Morrison	$70,500	(5)	$23,600	(6)	$—	$—	$—	$—	$94,100
Pamela Saxton	$6,167	(7)	$48,600	(8)	$—	$—	$—	$—	$54,767

(1)Amount represents $6,250 in retainer payments for one quarter of service as a member of the Board of Directors, $4,000 for attendance at four Board of Director and committee meetings, $3,750 in retainer payments for one quarter of service as chair of the Technical Committee, and $2,100 in hourly fees for service provided to the Technical Committee.

(2) Amount represents Mr. Honig’s $25,000 annual retainer for service on the Board of Directors and $8,000 for attendance at eight Board of Director and committee meetings. Mr. Honig elected to receive such payments in the form of restricted stock units. In satisfaction of these fees, the Company issued an aggregate of 11,989 fully-vested restricted stock units (the “Honig Retainer RSUs”) on April 28, 2017, June 30, 2017, September 29, 2017, December 29, 2017 calculated based on (x) the dollar amount of the director fees earned for the relevant fiscal quarter, divided by (y) the fair market value of one share of the Company’s stock as of the end of the relevant fiscal quarter, with the result rounded up to the nearest whole number. The Honig Retainer RSUs were granted as follows: (a) 3,610 units for director services rendered between January 1, 2017 and March 31, 2017, (b) 3,316 units for director services rendered between April 1, 2017 and June 30, 2017, (c) 2,458 units for director services rendered between July 1, 2017 and September 30, 2017, and (d) 2,605 units for director services rendered between on October 1, 2017 and December 31, 2017. Amount does not reflect the value of 2,351 shares of restricted common stock and 7,618 restricted stock units issued to Mr. Honig on April 28, 2017 for service to the Board of Directors and committees in the fourth quarter of fiscal year 2015 and fiscal year 2016, respectively.

(3) Amount represents Mr. Karr’s $25,000 annual retainer for service on the Board of Directors, and $10,000 for attendance at ten Board of Director and committee meetings. Mr. Karr elected to receive his cash payments in the form of restricted stock units. In satisfaction of the cash portion of these payments, the Company issued an aggregate of 12,744 fully vested restricted stock units (the “Karr Retainer RSUs”) on April 28, 2017, June 30, 2017, September 29, 2017, December 29, 2017 calculated based on (x) the dollar amount of the director fees earned for the relevant fiscal quarter, divided by (y) the fair market value of one share of the Company’s stock as of the end of the relevant fiscal quarter, with the result rounded up to the nearest whole number. The Karr Retainer RSUs were granted as follows: (a) 3,610 units for director services rendered between January 1, 2017 and March 31, 2017, (b) 3,316 units for director services rendered between April 1, 2017 and June 30, 2017, (c) 2,797 units for director services rendered between July 1, 2017 and September 30, 2017, and (d) 3,021 units for director services rendered between on October 1, 2017 and December 31, 2017. Amount does not reflect the value of 8,850 restricted stock units issued to Mr. Karr on April 28, 2017 for service to the Board of Directors and committees in earned in fiscal year 2016.

(4) Amount represents grant date fair market value calculated pursuant to FASB ASC Topic 718 of 5,000 restricted stock units when granted on January 29, 2018, which vested on the date of grant.

(5) Amount represents Mr. Morrison’s $25,000 annual retainer for service on the Board of Directors, $15,000 retainer as the chair of the Audit Committee, $10,000 retainer as chair of the Compensation Committee, $7,500 retainer as chair of the Corporate Governance and Nominations Committee, and $13,000 for attendance at 13 Board of Director and committee meetings.

(6) Amount represents grant date fair market value calculated pursuant to FASB ASC Topic 718 of 10,000 restricted stock units when granted on January 29, 2018, which units vested on the date of grant.

(7) Amount represents the pro-rated portion of Ms. Saxton’s $25,000 annual retainer for two months of service on the Board of Directors in 2017 and $2,000 for attendance at two Board of Director and committee meetings.

(8) Amount represents grant date fair market value calculated pursuant to FASB ASC Topic 718 of (1) 8,621 restricted stock units granted when on October 30, 2017, and (2) 10,000 restricted stock units when granted on January 29, 2018, which units vested on the date of grant.

18

EXECUTIVE OFFICERS

Executive Officers of Pershing Gold

Name	Age	Position
Stephen Alfers	72	Chief Executive Officer, President and Chairman
Timothy Janke	66	Chief Operating Officer
Eric Alexander	51	Vice President Finance and Controller

Stephen Alfers. Please see “PROPOSAL 1 — ELECTION OF DIRECTORS — Nominees for Election — Stephen Alfers” for biographical information regarding Mr. Alfers.

Timothy Janke. Mr. Janke joined the Company in August 2014 as its Chief Operating Officer. Since November 2010, Mr. Janke has been the president of his own consulting business, providing mine operating and evaluation services to several mining companies. Beginning in July 2012, he provided consulting services at the Relief Canyon Project, advising the Company on mine start-up plans and related activities. From June 2010 to August 2014, Mr. Janke served as Vice President and Chief Operating Officer of Renaissance Gold, Inc. and its predecessor, Auex Ventures, Inc. He was General Manager-Projects for Goldcorp Inc. and its predecessor Glamis Gold, Inc. from July 2009 to May 2010, Vice President and General Manager of the Marigold Mine from February 2006 to June 2009, and its Manager of Technical Services from September 2004 to January 2006. Mr. Janke has served as a director for Renaissance Gold since August 2011 and as a director for US Gold since April 2016. Mr. Janke has over 40 years of engineering and operational experience in the mining industry. He has a B.S. in Mining Engineering from the Mackay School of Mines.

Eric Alexander. Mr. Alexander joined the Company in September 2012 as its Vice President Finance and Controller and was appointed as the Company’s principal financial officer and principal accounting officer in November 2012. Prior to joining the Company, Mr. Alexander was the Corporate Controller for Sunshine Silver Mines Corporation, a privately held mining company with exploration and pre-development properties in Idaho and Mexico, from March 2011 to August 2012. He was a consultant to Hein & Associates LLP from August 2012 to September 2012 and a Manager with Hein & Associates LLP from July 2010 to March 2011. He served from July 2007 to May 2010 as the Corporate Controller for Golden Minerals Company (and its predecessor, Apex Silver Mines Limited), a publicly traded mining company with operations and exploration activities in South America and Mexico. He has over 25 years of corporate, operational and business experience, and 12 years of mining industry experience. In addition to working in the industry, he has also held the position of Senior Manager with the public accounting firm KPMG LLP, focusing on mining and energy clients. Mr. Alexander has a B.S. in Business Administration (concentrations in Accounting and Finance) from the State University of New York at Buffalo and is also a licensed CPA.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation through December 31, 2017 of each of our named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Option Awards ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Stephen Alfers Chief Executive Officer, President and Chairman	2017	425,000		286,000	(2)	—	—	—	711,000
	2016	425,000		324,500	(3)	—	—	—	749,500

Debra Struhsacker Former Senior Vice President (4)	2017	270,000		173,993	(5)	—	—	—	443,993
	2016	241,875	(6)	129,051	(7)	—	—	—	370,926

Eric Alexander Vice President Finance and Controller	2017	183,750		163,128	(8)	—	—	—	346,878
	2016	183,750		90,288	(9)	—	—	—	274,038

19

(1) Reflects the grant date fair value of the Company’s common stock calculated in accordance with FASB ASC Topic 718. For information regarding the assumptions used to compute grant date fair market value, see Note 2 to the Company’s Audited Consolidated Financial Statements included in the annual report on Form 10-K for the year ended December 31, 2017.

(2) Reflects Mr. Alfers’ bonus earned in 2017 but paid in 2018 and consists of (a) $50,000 in cash, and (b) the grant date fair market value of 100,000 stock options when granted on January 29, 2018 and valued at $236,000, calculated in accordance with FASB ASC Topic 718.

(3) Reflects Mr. Alfers’ bonus earned in 2016 but paid in 2017 and consists of (a) $175,000 in cash, and (b) the grant date fair market value of 50,000 restricted stock units when granted on March 21, 2017 and valued at $149,500, calculated in accordance with FASB ASC Topic 718.

(4) Ms. Struhsacker resigned as the Company’s Senior Vice President on January 31, 2018. However, she remains a “named executive officer” as such term is defined in Item 402(m)(2)(ii) of Regulation S-K.

(5) Reflects Ms. Struhsacker’s bonus earned in 2017 but paid in 2018 and consists of (a) $25,313 in cash, and (b) the grant date fair market value of 63,000 stock options when granted on January 29, 2018 and valued at $148,680, calculated in accordance with FASB ASC Topic 718.

(6) Reflects an increase in Ms. Struhsacker’s base salary from $225,000 per year to $270,000 per year on August 16, 2016.

(7) Reflects Ms. Struhsacker’s bonus earned in 2016 but paid in 2017 and consists of (a) $57,000 in cash, and (b) the grant date fair market value of 21,900 restricted stock units when granted on February 3, 2017 and valued at $72,051, calculated in accordance with FASB ASC Topic 718.

(8) Reflects Mr. Alexander’s bonus earned in 2017 but paid in 2018 and consists of (a) $23,888 in cash, and (b) the grant date fair market value of 59,000 stock options when granted on January 29, 2018 and valued at $139,240, calculated in accordance with FASB ASC Topic 718.

(9) Reflects Mr. Alexander’s bonus earned in 2016 but paid in 2017 and consists of (a) $35,500 in cash, and (b) the grant date fair market value of 16,653 restricted stock units when granted on February 3, 2017 and valued at $54,788, calculated in accordance with FASB ASC Topic 718.

Agreements with Named Executive Officers

Stephen Alfers

We entered into an amended and restated employment agreement (the “Alfers Employment Agreement”) with Mr. Alfers on June 28, 2015 that provides that Mr. Alfers will serve as our Chief Executive Officer until December 31, 2018, subject to renewal. Pursuant to the terms of the agreement, Mr. Alfers will be entitled to a base salary of $425,000 per year, subject to adjustment by the Board of Directors. Mr. Alfers will also receive an annual bonus if the Company meets or exceeds certain criteria adopted by the Board of Directors.  The annual target bonus amount for Mr. Alfers shall equal 100% of his annualized base salary for that year if target levels of performance for that year are achieved, with greater or lesser amounts paid for performance above and below such target.

20

Upon Mr. Alfers’ termination without “Cause” or upon Mr. Alfers’ resignation for “Good Reason”, in either case where such termination is outside of a “Change in Control Period”, the Company shall pay to Mr. Alfers, in addition to any “Accrued Obligations” (in each case, as defined in the Alfers Employment Agreement), a lump sum payment in an amount equal to two times the sum of (i) Mr. Alfers’ base salary plus (ii) the average of the actual bonus amounts paid to Mr. Alfers’ in the two years prior to termination. Additionally, any remaining unvested restricted shares of Company common stock granted to Mr. Alfers on February 9, 2012 in conjunction with his Original Employment Agreement (as defined below) would fully and immediately vest. Any other unvested equity awards shall be forfeited as of the date of termination (unless otherwise provided in the applicable award agreement or equity plan), and vested equity awards shall be treated as provided in the applicable award agreement or equity plan.

Upon Mr. Alfers’ termination without Cause within six months prior to or twenty-four months following a Change in Control (as defined in the Alfers Employment Agreement and with such period to be referred to as a “Change in Control Period”) or upon Mr. Alfers’ resignation for Good Reason during a Change in Control Period, the Company shall pay to Mr. Alfers, in addition to any Accrued Obligations, a lump sum payment in an amount equal to two times the sum of (i) Mr. Alfers’ base salary plus (ii) the average of the actual bonus amounts paid to Mr. Alfers’ in the two years prior to termination. Additionally, any unvested equity awards that were granted prior to such Change in Control shall fully and immediately vest (unless otherwise provided in the applicable award agreement or equity plan).

Mr. Alfers’ bonus amounts are subject to claw-back rights in the event of certain restatements of the Company’s financial information for a period of three years.

In connection with the Alfers Employment Agreement, Mr. Alfers was awarded restricted stock units pursuant to a Restricted Stock Unit Grant Agreement dated June 28, 2015 (the “2015 RSU Agreement”). Under the terms of the 2015 RSU Agreement, Mr. Alfers was granted a total of 700,000 restricted stock units. 300,000 restricted stock units are time-based units (the “Time-Based RSUs”) that are subject to vesting upon Mr. Alfers’ continuous employment through December 31, 2018 (“Employment Term End Date”). If Mr. Alfers’ employment is terminated prior to the Employment Term End Date (i) by the Company other than for Cause, (ii) by Mr. Alfers’ resignation for Good Reason, or (iii) as a result of Mr. Alfers’ death or Disability (as defined in the Alfers Employment Agreement), all Time-Based RSUs shall become fully vested immediately prior to such termination. Such Time-Based RSUs shall also become fully vested upon a Change in Control (as defined in the Company’s 2013 Equity Incentive Plan). Each Time-Based RSU that becomes fully vested will entitle Mr. Alfers to receive one share of common stock as soon as practicable following the vesting event.

The remaining 400,000 restricted stock units (the “Performance RSUs”) are subject to vesting upon the attainment of certain performance-based milestones set forth in the 2015 RSU Agreement and shall become fully vested upon a Change in Control. For each fully vested Performance RSU, Mr. Alfers will be entitled to receive one share of common stock upon the earlier of December 31, 2018, Mr. Alfers’ separation from service or death, or a 409A Change in Control (as defined in the 2015 RSU Agreement), all as set forth in the RSU Agreement. In June 2016, 120,000 Performance RSUs vested upon the attainment of certain performance-based milestones and in March 2017, 60,000 additional Performance RSUs vested upon the attainment of certain other performance-based milestones.

On February 5, 2015, the Company and Mr. Alfers entered into a Third Amendment to the Restricted Stock Agreement dated May 13, 2013, as amended on December 23, 2013 and June 11, 2014 (as amended, the “Alfers 2013 RS Agreement”).  Pursuant to this amendment, the vesting of 72,098 shares of restricted stock, of a total of 216,251 restricted shares that were granted pursuant to the Alfers 2013 RS Agreement, was deferred from June 18, 2015 to March 14, 2016.

On February 5, 2015, the Company and Mr. Alfers entered into a Third Amendment to the Amended and Restated Restricted Stock Agreement dated May 13, 2013, as amended on December 23, 2013 and June 11, 2014 (as amended, the “Alfers 2013 A&R RS Agreement”).  Pursuant to this amendment, the vesting of 20,514 shares of restricted stock, of a total of 61,527 restricted shares that were granted pursuant to the Alfers 2013 A&R RS Agreement, was deferred from June 18, 2015 to March 14, 2016.

21

On February 5, 2015, the Company and Mr. Alfers entered into a Third Amendment to the Executive Employment Agreement dated February 9, 2012, as amended on February 8, 2013 and December 23, 2013 (as amended, the “Alfers Original Employment Agreement”). Pursuant to this amendment, the vesting of 166,667 shares of restricted stock, of a total of 666,667 restricted shares that were granted pursuant to the Alfers Original Employment Agreement, was deferred from February 9, 2015 to February 9, 2016. The Alfers Original Employment Agreement was superseded by the Alfers Employment Agreement.

The Company and Mr. Alfers entered into a Restricted Stock Unit Grant Agreement dated March 21, 2017 (the “Alfers Bonus RSU Agreement”) pursuant to which Mr. Alfers was awarded 50,000 restricted stock units (the “Bonus RSUs”) as a discretionary bonus for his performance in 2016. The Bonus RSUs were fully vested on the date of grant. The common stock underlying the Bonus RSUs will be issued upon the earlier of December 31, 2018, Mr. Alfers’ separation from service or death, or a 409A Change in Control (as defined in the Alfers Bonus RSU Agreement). Each Bonus RSU entitles Mr. Alfers to receive one share of common stock within 30 days of the aforementioned events.

Debra Struhsacker

We entered into an offer letter with Ms. Struhsacker on September 23, 2013 pursuant to which Ms. Struhsacker was hired to serve as the Company’s Corporate Vice President and is entitled to an annual base salary, subject to adjustment at the sole discretion of the Chief Executive Officer with the approval of the Board of Directors (the “Struhsacker Offer Letter”). In September 2014, Ms. Struhsacker was promoted to Senior Vice President.

In connection with the Struhsacker Offer Letter, we also entered into a severance compensation agreement with Ms. Struhsacker on September 19, 2013 (the “Struhsacker Severance Compensation Agreement”). Upon a Qualifying Termination (as defined in the Struhsacker Severance Compensation Agreement) occurring on or within twelve months following a Change in Control (as defined in the Struhsacker Severance Compensation Agreement), we are required to pay Ms. Struhsacker a lump-sum severance payment equal to one and a half times the sum of (i) Ms. Struhsacker’s base salary, plus (ii) the greater of Ms. Struhsacker’s Annual Bonus Amount or Ms. Struhsacker’s Assumed Bonus Amount (both as defined in the Struhsacker Severance Compensation Agreement).

On August 15, 2016, the Company and Ms. Struhsacker entered into an Extension Severance Compensation Agreement extending the term of the Struhsacker Severance Compensation Agreement to March 18, 2017 and increasing Ms. Struhsacker’s salary to $270,000. On January 11, 2017, the Company and Ms. Struhsacker entered into a Second Extension Severance Compensation Agreement extending the term of the Struhsacker Severance Compensation Agreement to December 31, 2017.

On February 6, 2015, the Company and Ms. Struhsacker entered into a First Amendment to the Restricted Stock Grant Agreement dated February 12, 2013 (the “Struhsacker February 2013 RSG Agreement”). Pursuant to this amendment, the vesting of 13,889 shares of restricted stock, of a total of 41,667 restricted shares that were granted pursuant to the Struhsacker February 2013 Restricted Stock Grant Agreement, was deferred from February 12, 2015 to February 12, 2016. On December 10, 2015, the Company and Ms. Struhsacker entered into a Second Amendment to the Struhsacker February 2013 RSG Agreement, pursuant to which the vesting of 13,889 shares of restricted stock, of a total of 41,667 restricted shares that were granted pursuant to the Struhsacker February 2013 RSG Agreement, was deferred from February 12, 2016 to February 12, 2017.

On December 10, 2015, the Company and Ms. Struhsacker entered into a First Amendment to the Restricted Stock Grant Agreement dated December 16, 2013 (the “Struhsacker December 2013 RSG Agreement”). Pursuant to this amendment, the vesting of 1,852 shares of restricted stock, of a total of 5,556 restricted shares that were granted pursuant to the Struhsacker December 2013 RSG Agreement, was deferred from December 16, 2015 to March 14, 2016.

On December 10, 2015, the Company and Ms. Struhsacker entered into a First Amendment to the Restricted Stock Grant Agreement dated December 11, 2014 (the “Struhsacker December 2014 RSG Agreement”). Pursuant to this amendment, the vesting of 4,908 shares of restricted stock, of a total of 14,723 restricted shares that were granted pursuant to the Struhsacker December 2014 RSG Agreement, was deferred from December 11, 2015 to March 14, 2016.

22

On January 29, 2018, the Company and Ms. Struhsacker entered into a Consulting Agreement effective February 1, 2018 (the “Struhsacker Consulting Agreement”). Pursuant to the Struhsacker Consulting Agreement, Ms. Struhsacker will be paid a retainer fee of $15,000 per month for 60 hours of consulting services per month relating to the Company’s Relief Canyon Mine project and other exploration and mining projects. In addition, Ms. Struhsacker will be paid an hourly rate of $250 per hour for professional time required in excess of 60 hours per month. Ms. Struhsacker will be paid performance bonuses of up to an aggregate of $300,000 in cash and stock options upon the achievement of certain performance milestones relating to Phase II of the Company’s Relief Canyon Mine project and government relations activities. Ms. Struhsacker resigned as an officer of the Company effective February 1, 2018.

Eric Alexander

We entered into a revised offer letter with Mr. Alexander on November 21, 2012, amended on February 8, 2013, pursuant to which Mr. Alexander joined the Company as our Vice President Finance and Controller and is entitled to an annual base salary of $175,000, subject to adjustments at the sole discretion of the Chief Executive Officer with the approval of the Board of Directors (the “Alexander Offer Letter”). In addition, in connection with his appointment as the Company’s principal financial officer and principal accounting officer, the Company granted Mr. Alexander 11,112 shares of restricted stock, vesting over three years. The amendment deferred vesting of certain of the restricted shares, of which 3,704 vested in equal tranches on March 14, 2014 and November 30, 2014, and a final tranche of 3,704 shares vested on November 30, 2015, subject to acceleration under certain events, including upon a Change in Control as defined in the Company’s 2012 Equity Incentive Plan.

In connection with the Alexander Offer Letter, we also entered into a severance compensation agreement with Mr. Alexander on November 21, 2012 that was amended on November 19, 2015 (as amended, the “Alexander Severance Compensation Agreement”). Pursuant to the Alexander Severance Compensation Agreement, Mr. Alexander will be entitled to receive certain benefits if he incurs a separation from service (as defined in the Alexander Severance Compensation Agreement) during the term of the agreement which is initiated by the Company for any reason other than Cause, death, or Disability (as such terms are defined in the Alexander Severance Compensation Agreement) or is initiated by Mr. Alexander for Good Reason (as defined in the Alexander Severance Compensation Agreement). These benefits depend on whether the separation occurs prior to or after a Change in Control (as defined in the Alexander Severance Compensation Agreement). If the separation occurs prior to a Change in Control, the Company shall pay Mr. Alexander a lump-sum severance payment equal to Mr. Alexander’s base salary plus the average of the annual cash bonuses paid to Mr. Alexander in the two years prior to separation. If the separation occurs within 12 months following a Change in Control, the Company shall pay Mr. Alexander a lump-sum severance payment equal to (x) 1.125 times (y) the sum of (a) Mr. Alexander’s base salary plus (b) the greater of (i) the average annual cash bonus paid to Mr. Alexander in the two years prior to separation or (ii) the target bonus amount established for Mr. Alexander in the fiscal year in which the separation occurs or, if none, an amount equal to 80% of Mr. Alexander’s base salary. On September 15, 2016, the Company and Mr. Alexander entered into a Second Amended Severance Compensation Agreement extending the term of the Alexander Severance Compensation Agreement to March 18, 2017. On January 11, 2017, the Company and Mr. Alexander entered into a Third Amended Severance Compensation Agreement further extending the term of the Alexander Severance Compensation Agreement to December 31, 2017. On December 21, 2017, the Company and Mr. Alexander entered into a Fourth Amended Severance Compensation Agreement further extending the term of the Alexander Severance Compensation Agreement to December 31, 2018.

On February 6, 2015, the Company and Mr. Alexander entered into a First Amendment to the Restricted Stock Grant Agreement dated February 12, 2013 (the “Alexander February 2013 RSG Agreement”). Pursuant to this amendment, the vesting of 18,519 shares of restricted stock, of a total of 55,556 restricted shares that were granted pursuant to the Alexander February 2013 RSG Agreement, was deferred from February 12, 2015 to February 12, 2016. On December 10, 2015, the Company and Mr. Alexander entered into a Second Amendment to the Alexander February 2013 RSG Agreement, pursuant to which the vesting of 18,518 shares of restricted stock, of a total of 55,556 restricted shares that were granted pursuant to the Alexander February 2013 RSG Agreement, was deferred from February 12, 2016 to February 12, 2017.

23

On December 10, 2015, the Company and Mr. Alexander entered into a First Amendment to the Restricted Stock Grant Agreement dated December 16, 2013 (the “Alexander December 2013 RSG Agreement”). Pursuant to this amendment, the vesting of 3,704 shares of restricted stock, of a total of 11,112 restricted shares that were granted pursuant to the Alexander December 2013 RSG Agreement, was deferred from December 16, 2015 to March 14, 2016.

On December 10, 2015, the Company and Mr. Alexander entered into a First Amendment to the Restricted Stock Grant Agreement dated December 11, 2014 (the “Alexander December 2014 RSG Agreement”). Pursuant to this amendment, the vesting of 1,667 shares of restricted stock, of a total of 5,000 restricted shares that were granted pursuant to the Alexander December 2014 RSG Agreement, was deferred from December 11, 2015 to March 14, 2016.

Indemnification Agreements

The Company has entered into indemnification agreements with its directors and executive officers providing for indemnification against all expenses, judgments, fines and amounts paid in settlement incurred by such indemnitee in connection with any threatened, pending or completed action, suit, alternative dispute resolution mechanism or proceeding to which indemnitee was or is a party or is threatened to be made a party by reason of the fact that indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, to the fullest extent permitted by Nevada law. The indemnification agreements also provide for the advancement of expenses (including attorneys’ fees) incurred by the indemnitee in connection with any action, suit, alternative dispute resolution mechanism or proceeding (subject to the terms and conditions set forth therein). The indemnification agreements contain certain exclusions, including proceedings initiated by the indemnitee unless such advancement is specifically approved by a majority of our disinterested directors. The Company expects that it will enter into similar indemnification agreements with any new directors and executive officers.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on the holdings of equity awards of our named executive officers at December 31, 2017. This table includes unexercised and unvested options and equity awards. Vesting schedules are subject to acceleration or forfeiture in certain circumstances, including a change of control.

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (1)
Stephen Alfers	555,556	—	—	$8.82	2/9/22	300,000	(2)	$720,000	220,000	(3)	$528,000
	277,778	—	—	$6.12	6/18/22	—		—	—		—
Debra Struhsacker	22,223	—	—	$8.10	3/6/22	10,950	(4)	$26,280	—		—
	22,223	—	—	$6.12	6/18/22	—		—	—		—
Eric Alexander	—	—	—	—	—	8,327	(5)	$19,985	—		—

(1) The market value of stock awards is calculated at $2.40 per share, the closing price of our common stock on December 29, 2017.

(2) Includes 300,000 restricted stock units which vest on December 31, 2018.

(3) Includes 220,000 restricted stock units that vest upon the attainment of certain performance-based milestones.

(4) Includes 10,950 restricted stock units which vest February 3, 2018.

(5) Includes 8,327 restricted stock units which vest on February 3, 2018.

24

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our voting securities as of April 24, 2018 by:

•	each person known by us to beneficially own more than 5.0% of any class of our voting securities;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

All information is taken from or based upon ownership filings made by such persons with the SEC or upon information provided by such persons to us. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned. Percentage computations are based on 33,629,260 shares of our common stock outstanding as of April 24, 2018.

	Common Stock (1)
Name of Beneficial Owner (2)	Shares Beneficially Owned		Percent of Class
5% Owners
Donald Smith Value Fund, L.P. (4)	4,176,500		12.1%
Levon Resources Ltd. (3)	1,954,366		5.8%

Named Executive Officers and Directors
Stephen Alfers	1,605,870	(5)	4.7%
Debra Struhsacker	101,369	(6)	* %
Eric Alexander	73,809	(7)	* %
Jeffrey Clevenger	—		—%
Barry Honig	12,269,539	(8)	32.7%
Edward Karr	239,966	(9)	* %
Pamela Saxton	10,000	(10)	* %

Executive Officers and Directors as a Group (seven** persons)	14,275,020		37.1%

* Less than one percent (1.0%).

** Group of executive officers and directors includes Tim Janke but excludes Debra Struhsacker.

25

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock includes for each person or entity shares issuable on the exercise of all options and warrants and the conversion of other convertible securities beneficially owned by such person or entity that are currently exercisable or can, at the option of the holder, become exercisable or convertible within 60 days following April 24, 2018. Such shares, however, are not included for the purpose of computing the percentage ownership of any other person.

(2)	The address of these persons, unless otherwise noted, is c/o Pershing Gold Corporation, 1658 Cole Blvd., Bldg. 6, Suite 210, Lakewood, CO 80401.

(3)	The address of Levon Resources Ltd. is Suite 900, 570 Granville St., Vancouver, British Columbia, Canada V6C 3P1.

(4)	The address of Donald Smith Value Fund, L.P. is 152 West 57th Street, 22nd Floor, New York, NY 10019.

(5)

Includes: (i) 737,178 shares of Common Stock that are fully vested. Reflects a sale of 207,271 shares of Common Stock on December 27, 2013 to satisfy tax liabilities in connection with the vesting of restricted Common Stock; (ii) 833,334 shares of Common Stock issuable upon exercise of outstanding stock options, which are all vested; and (iii) 100 shares of Series E Preferred Stock. Each share of Series E Preferred Stock is convertible into shares of the Company's Common Stock at a conversion rate of approximately 353.571 shares of Common Stock for each share of Series E Preferred Stock.

Excludes (i) 100,000 shares of Common Stock issuable upon exercise of outstanding stock options, which are not vested; (ii) 300,000 units which vest upon continuous employment through December 31, 2018; (iii) 400,000 units which vest upon the attainment of certain performance goals, of which 180,000 are vested; and (iv) 50,000 units granted in March 2017 which vested on the date of grant and are issuable upon the earlier of Mr. Alfers’ separation from service or December 31, 2018. Mr. Alfers has no right to vote the shares of common stock underlying the units until such shares are issued.

(6)

Includes (i) 56,923 shares of Common Stock that are fully vested; (ii) reflects the return of 5,025 shares of Common Stock to the Company’s treasury to satisfy tax withholding liabilities in connection with the vesting of restricted Common Stock; (iii) 44,446 shares of Common Stock issuable upon exercise of outstanding stock options, which are 100% vested.

Excludes (i) 63,000 shares of Common Stock issuable upon exercise of outstanding stock options which are not vested; (ii) 16,000 restricted stock units granted on December 23, 2015, 5,334 units vested on December 23, 2015, 5,333 units vested on December 23, 2016, and 5,333 units vested on December 23, 2017; and (iii) 21,900 restricted stock units granted on February 3, 2017, 10,950 units vested February 3, 2017 and 10,950 units vested on February 3, 2018. Ms. Struhsacker has no right to vote the shares of common stock underlying the units until such shares are issued.

(7)

Includes: (i) 73,809 shares of Common Stock that are fully vested. Reflects the return of 8,971 shares of Common Stock to the Company’s treasury to satisfy tax withholding liabilities in connection with the vesting of restricted Common Stock. Excludes (a) 6,750 restricted stock units granted on December 23, 2015; 2,250 units vested on December 23, 2015, 2,250 units vested on December 23, 2016, and 2,250 units vested on December 23, 2017; and (b) 16,653 restricted stock units granted on February 3, 2017; 8,326 units vested on February 3, 2017 and 8,327 units vested on February 3, 2018. Mr. Alexander has no right to vote the shares of common stock underlying the units until such shares are issued.

Excludes 59,000 shares of Common Stock issuable upon exercise of outstanding stock options which are not vested.

26

(8)	Includes:

(i)

Total of 8,354,995 includes (a) 2,395,601 shares held directly by Mr. Honig; (b) 121,501 shares held by GRQ Consultants, Inc. with Mr. Honig as President and holding voting and dispositive power; (c) 3,985,223 shares held by GRQ Consultants, Inc. 401K Plan for which Mr. Honig is Trustee and holds voting and dispositive power; (d) 1,763,522 shares held by GRQ Consultants, Inc. Roth 401K FBO Barry Honig for which Mr. Honig is Trustee and holds voting and dispositive power; (e) 89,148 shares held by GRQ Consultants, Inc. Defined Benefit Plan for which Mr. Honig is Trustee and holds voting and dispositive power.

(ii)	Includes 744,446 shares of Common Stock issuable upon exercise of outstanding stock options, which are 100% vested.

(iii)	Includes (a) 9,579 restricted stock units granted on December 11, 2014 and held directly by Mr. Honig that vested on December 11, 2015; (b) 10,000 restricted stock units granted on February 3, 2017 and held directly by Mr. Honig; 5,000 units vested on February 3, 2017 and 5,000 units vested on February 3, 2018; (c) 11,228 restricted stock units granted on April 28, 2017 and held directly by Mr. Honig that vested upon the date of grant; (d) 3,316 restricted stock units granted on June 30, 2017 and held directly by Mr. Honig that vested upon the date of grant; (e) 2,458 units which vested September 30, 2017, and (f) 2,605 units which vested December 29, 2017. These units are deemed to be beneficially owned by Mr. Honig and are issuable upon Mr. Honig’s resignation from the Board of Directors (subject to acceleration and forfeiture in certain circumstances). Mr. Honig has no right to vote the shares of common stock underlying the units until such shares are issued.

(iv)	Includes 396,039 warrants held by GRQ Consultants, Inc. 401K Plan for which Mr. Honig is Trustee and holds voting and dispositive power.

(v)	Each share of Series E Preferred Stock is convertible into shares of the Company's Common Stock at a conversion rate of approximately 353.571 shares of Common Stock for each share of Series E Preferred. The total of 7,735 Series E Preferred stock shares, which are convertible into 2,734,873 shares of Common Stock, includes: (a) 854 shares of Series E (301,950 shares of Common Stock issuable upon conversion) held directly by Mr. Honig; (b) 4,230 shares of Series E (1,495,606 shares of Common Stock issuable upon conversion) held by GRQ Consultants, Inc. 401K Plan for which Mr. Honig is Trustee and holds voting and dispositive power; (c) 2,070 shares of Series E (731,892 shares of Common Stock issuable upon conversion) held by GRQ Consultants, Inc. Roth 401K FBO Barry Honig for which Mr. Honig is Trustee and holds voting and dispositive power; and (d) 581 shares of Series E (205,425 shares of Common Stock issuable upon conversion) held by GRQ Consultants, Inc. Defined Benefit Plan for which Mr. Honig is Trustee and holds voting and dispositive power.

(vi)	Mr. Honig is the trustee of GRQ 401K, GRQ Roth 401K and GRQ Defined and President of GRQ Consultants, and, in such capacities, has voting and dispositive power over the securities held by GRQ 401K, GRQ Roth 401K, GRQ Defined and GRQ Consultants.

(9)	Includes (i) 3,704 vested restricted stock units granted on June 9, 2015; 1,852 units vested on June 9, 2016, 1,852 units vested on June 9, 2017, and 1,852 units which will vest on June 9, 2018; (ii) 12,500 vested restricted stock units granted on December 12, 2015; all units vested on the date of grant; (iii) 5,000 vested restricted stock units granted on February 3, 2017, which units vested on February 3, 2017; (iv) 12,460 vested restricted stock units granted April 28, 2017, all of which vested on the date of grant; (v) 3,316 vested restricted stock units granted June 30, 2017, all of which units vested on the date of grant; (vi) 2,797 vested restricted stock units granted September 29, 2017, all of which units vested on the date of grant; (vii) 3,021 vested restricted stock units granted December 29, 2017, all of which units vested on the date of grant; (viii) 5,000 vested restricted stock units granted on February 3, 2017, which units vested on February 3, 2018; and (ix) 5,000 restricted stock units granted January 29, 2018, all of which units vested on the date of grant. These units are deemed to be beneficially owned by Mr. Karr and are issuable upon Mr. Karr’s resignation from the Board of Directors (subject to acceleration and forfeiture in certain circumstances).

(10)	Includes 10,000 vested restricted stock units granted January 29, 2018, all of which units vested on the date of grant. Excludes 8,621 unvested restricted stock units granted on October 30, 2017; 2,873 units vest on October 30, 2018, 2,874 units vest on October 30, 2019, and 2,874 units vest on October 30, 2020. These units are not deemed to be beneficially owned by Ms. Saxton and are issuable upon Ms. Saxton’s resignation from the Board of Directors (subject to acceleration and forfeiture in certain circumstances). Ms. Saxton has no right to vote the shares of common stock underlying the units until such shares are issued

27

Equity Compensation Plan Information

The following table summarizes information related to our equity compensation plans under which our equity securities are authorized for issuance as of December 31, 2017.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,548,549	(1)	$8.32	568,076	(2)
Equity compensation plans not approved by security holders	307,376		$6.14	—
Total	2,855,925		$7.95	568,076	(2)

(1) Includes 1,061,471 restricted stock units. These shares have been excluded from the weighted average exercise price calculation.

(2) Represents 36,110 shares of common stock remaining available for issuance under the 2010 Plan, 31,470 shares of common stock remaining available for issuance under the 2012 Plan, and 500,496 shares of common stock remaining available for issuance under the 2013 Plan prior to the amendments adopted by the Board of Directors on April 29, 2018 that are subject to stockholder approval in Resolution 2.

Our Board of Directors and stockholders have adopted three equity incentive plans: (i) the 2010 Equity Incentive Plan, adopted September 29, 2010 (the “2010 Plan”), pursuant to which 155,557 shares of our common stock were reserved for issuance as awards, and as of December 31, 2017, 36,110 shares remained available for issuance prior to the termination of the 2010 Plan on April 29, 2018; (ii) the 2012 Equity Incentive Plan, adopted February 9, 2012 (the “2012 Plan”), pursuant to which 2,222,223 shares of our common stock were reserved for issuance as awards, and as of December 31, 2017, 31,470 shares remained available for issuance prior to the termination of the 2012 Plan on April 29, 2018; and (iii) the 2013 Equity Incentive Plan, adopted February 12, 2013 (the “2013 Plan”), pursuant to which 2,222,222 shares of our common stock were reserved for issuance as awards. As of December 31, 2017, 500,496 shares of common stock remained available for issuance under the 2013 Plan prior to the amendments adopted by the Board of Directors on April 29, 2018 that are subject to stockholder approval in Resolution 2.

The Company issued 19,446 options to consultants in 2012 and 2013 that were not issued under a company plan and were not approved by shareholders. In addition, the Company granted 354,651 shares of restricted common stock and options to acquire 296,264 shares of common stock pursuant to individual equity compensation plans from June 18, 2012 to November 30, 2012. The individual equity compensation plans have not been approved by the Company’s stockholders. The material terms of the individual equity compensation plans are consistent with the terms of the 2010 Plan and 2012 Plan. No securities remain available for issuance under the individual equity compensation plans.

28

The purpose of the 2010 Plan, the 2012 Plan and the individual equity incentive plans is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success. The purpose of the 2013 Plan is to promote the success of the Company and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

The equity incentive plans provide for the grant of incentive stock options, nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights and other types of stock-based awards to our employees, officers, directors and consultants. The equity incentive plans are administered by our Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review of Related Person Transactions

Our Audit Committee is responsible for assisting the Board of Directors with the review and approval of transactions with related parties. We annually request each of our directors and executive officers complete a directors’ or officers’ questionnaire, respectively, that elicits information about related party transactions. The Audit Committee and legal counsel annually review all transactions and relationships disclosed in the directors’ and officers’ questionnaires, and the Board of Directors makes a formal determination regarding each director’s independence. If a transaction were to present a conflict of interest, the Board of Directors would determine the appropriate response.

Related Person Transactions

We have entered into agreements and arrangements with our executive officers and directors that are more fully described above under “Executive Compensation — Agreements with Executive Officers”, “Executive Compensation — Indemnification Agreements”, and “Director Compensation”.

Transactions or Relationships with or involving Mr. Honig

In April 2015, we sold to Mr. Honig 427,351 units of the Company’s securities for a purchase price of $5.85 per unit, or $2,500,000 in the aggregate, as part of a private placement, with each unit comprised of one share of common stock and a 24-month warrant to purchase 0.4 of a share of the Company’s common stock. The sale was completed on equivalent terms to other investors purchasing in the private placement.

In February 2016, we sold to Mr. Honig 367,647 shares of our common stock for a purchase price of $3.40 per share, or approximately $1,250,000 in the aggregate, as part of a private placement. The terms of the private placement were reviewed and approved by the Audit Committee.

In December 2017, we sold to Mr. Honig 990,099 units of the Company’s securities for a purchase price of $3.03 per unit, or $3,000,000 in the aggregate, as part of a private placement, with each unit comprised of one share of common stock and a 24-month warrant to purchase 0.4 of a share of the Company’s common stock. The sale was completed on equivalent terms to other investors purchasing in the private placement, except that the unit price for all other investors in the Private Placement was $2.80. The terms of Mr. Honig’s participation in the private placement were reviewed and approved by the Audit Committee.

Transactions or Relationships with or involving Mr. Smith

On March 24, 2016, the Company entered into a subscription agreement with the Donald Smith Value Fund, L.P. The Subscription Agreement provided for the sale to Donald Smith Value Fund, L.P. of 1,850,000 units for $3.25 per unit, with each unit consisting of one share of common stock and one thirty-month warrant to purchase 0.5 of a share of common stock at an exercise price of $4.35. The transaction was completed and the shares were issued on March 28, 2016. Immediately following the sale, Mr. Smith beneficially owned approximately 7.1% of our outstanding common stock. No other investors purchased shares in the private placement.

29

Transactions or Relationships with or involving Jonathan Honig

In December 2017, we sold to Jonathan Honig 535,714 units of the Company’s securities for a purchase price of $2.80 per unit, or $1,500,000 in the aggregate, as part of the Private Placement, with each unit comprised of one share of common stock and a 24-month warrant to purchase 0.4 of a share of the Company’s common stock. The sale was completed on equivalent terms to other investors purchasing in the Private Placement except for Barry Honig, as discussed above. The terms of Jonathan Honig’s participation in the Private Placement were reviewed and approved by the Audit Committee. Jonathan Honig is a sibling of Barry Honig.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee evaluates the Company’s principal accountant. This year, the Audit Committee has recommended stockholders ratify its appointment of KBL, LLP to serve as the Company’s independent public accountant for fiscal year 2018. KBL, LLP has served as our independent registered public accounting firm since 2010. We do not anticipate that representatives of KBL, LLP will be present at the Annual Meeting of Stockholders. If present, the firm would have the opportunity to make a statement if they desire to do so and representatives would be available to respond to appropriate questions.

The following table sets out the aggregate fees billed by KBL, LLP for the fiscal years ended December 31, 2017 and 2016 for the categories of fees described.

	Fiscal Year Ended December 31,
	2017	2016
Audit Fees (1)	$82,659	$78,000
Audit-Related Fees (2)	11,500	8,500
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$94,150	$86,500

(1) Audit fees include fees for services rendered for the audit of our annual financial statements and reviews of our quarterly financial statements.

(2) Audit-related fees include fees related to the review of the Company’s prospectus supplements and other registration statements

The Audit Committee charter includes certain policies and procedures regarding the pre-approval of audit and non-audit services performed by an outside accountant. The Audit Committee is required to pre-approve all engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and non-audit services performed by the outside auditors, subject to any exception under Section 10A of the Exchange Act and any rules promulgated thereunder. Pre-approval authority may be delegated to a committee member or a subcommittee, and any such member or subcommittee must report any decisions to the full committee at its next scheduled meeting. All of the fees and services provided by KBL subsequent to the formation of the Audit Committee in June 2015 were approved by the Audit Committee pursuant to its pre-approval policy as provided in the Audit Committee charter.

30

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report.

The Audit Committee is currently comprised of Mr. Karr and Ms. Saxton.* The Audit Committee is responsible for overseeing management’s conduct of the Company’s accounting and financial reporting process and systems of internal accounting and financial controls; selecting, retaining and monitoring the independence and performance of the Company’s outside auditors, including overseeing the audits of the Company’s financial statements, approving any non-audit services; and providing an avenue of communication among the outside auditors, management and the Board.

Management has the primary responsibility for the Company’s financial reporting process, accounting principles, and internal controls, as well as preparation of the Company’s financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”). The independent auditors are responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing reports thereon. The Audit Committee is responsible for overseeing the conduct of these activities. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures or to independently verify the representations made by management and the independent auditors. The Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with GAAP or that an audit of the annual financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), or that the independent auditors are, in fact, “independent.”

The Audit Committee has met and held discussions with management and the independent auditors on a regular basis. The Audit Committee plans and schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its responsibilities. The Audit Committee’s meetings include, whenever appropriate, executive sessions with the independent auditors without the presence of the Company’s management. The Audit Committee has reviewed and discussed with both management and the independent auditors the Company’s consolidated financial statements as of and for the year ended December 31, 2017, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Management advised the Audit Committee that the financial statements were prepared in accordance with GAAP. The Audit Committee has relied on this representation, without independent verification, and on the representations of the independent auditors included in their report on the consolidated financial statements.

The Audit Committee discussed with the independent auditors the matters required to be discussed pursuant to the Statement of Auditing Standards, as amended, the Public Company Accounting Oversight Board (PCAOB) Auditing Standards and the Nasdaq listing standards. The independent auditors have provided to the Audit Committee the written disclosures and the letter required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee has discussed with the independent auditors their independence.

Based upon its review and discussions with management and the independent auditors and the reports of the independent auditors, and in reliance upon such information, representations, reports and opinions, the Audit Committee recommended that the Board of Directors approve the audited financial statements for inclusion in the Company’s annual report on Form 10-K for the year ended December 31, 2017, and the Board of Directors accepted the Audit Committee’s recommendations.

Submitted by the members of the Audit Committee:

Edward Karr

Pamela Saxton

*Jeffrey Clevenger was appointed to the Audit Committee on April 23, 2018, after to the adoption of the Audit Committee Report, and therefore not a signatory to this report.

31

OTHER INFORMATION

Stockholder Proposals

There are no proposals by any stockholder which are or could have been included within this Proxy Statement.

The Company will review stockholder proposals intended to be included in the Company’s proxy materials for the 2019 annual meeting of stockholders that are received by the Company at its principal executive offices by February 22, 2019 provided, if we change the date of our 2019 annual meeting by more than 30 days from the date of the 2018 annual meeting, then such deadline is a reasonable time before we begin to print and mail our proxy materials for the 2019 annual meeting. The Company will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements. All stockholder proposals should be submitted to: Pershing Gold Corporation, 1658 Cole Boulevard, Building 6, Suite 210, Lakewood, CO 80401, Attention: Corporate Secretary. We urge you to submit any such proposal by a means which will permit proof of the date of delivery, such as certified mail, return receipt requested.

Householding

The bank, broker or other nominee for any stockholder who is a beneficial owner, but not the record holder, of the Company’s shares may deliver only one copy of the Proxy Statement to multiple stockholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Stockholders who wish to receive a separate copy of the Proxy Statement now, or in the future, should write to us at: Pershing Gold Corporation, 1658 Cole Boulevard, Building 6, Suite 210, Lakewood, Colorado 80401, Attention: Corporate Secretary. Beneficial owners sharing an address who are receiving multiple copies of the Proxy Statement and wish to receive a single copy of the Proxy Statement in the future will need to contact their broker, bank or other nominee to request that only a single copy be mailed to all stockholders at the shared address in the future.

Furnishing of Proxy Materials

The Proxy Statement is accompanied by a copy of our Annual Report to Stockholders (including financial statements) for the fiscal year ended December 31, 2017.

OTHER MATTERS

Our management and the Board of Directors know of no other matters to be brought before the Annual Meeting. If other matters are presented properly to the stockholders for action at the Annual Meeting and any postponements and adjournments thereof, it is the intention of the proxy holders named in the proxy to vote in their discretion on all matters on which the common stock represented by such proxy are entitled to vote.

You are urged to complete, sign, date and return your proxy promptly. You may revoke your proxy at any time before it is voted. If you attend the Annual Meeting, as we hope you will, you may vote your shares in person.

By order of the Board of Directors,
/s/ Mindyjo Germann

Mindyjo Germann
Corporate Secretary

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the Securities and Exchange Commission (including exhibits) will be provided at no charge to any stockholder entitled to vote at the Annual Meeting by first class mail within one business day of receipt of written request to: Pershing Gold Corporation, 1658 Cole Boulevard, Building 6, Suite 210, Lakewood, CO 80401, attention: Corporate Secretary, or by calling: (720) 974-7248.

32

Appendix A

PERSHING GOLD CORPORATION

AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

PERSHING GOLD CORPORATION

2013 EQUITY INCENTIVE PLAN

(as amended on April 29, 2018)

1.	PURPOSE OF PLAN

1.1           The purpose of this 2013 Equity Incentive Plan (this “Plan”) of Pershing Gold Corporation, a Nevada corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY

2.1           The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation, or the Corporation’s compliance with any other applicable laws.  An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1 The Administrator.  This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 78.200 of the Nevada Revised Statutes and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to determine the Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

33

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

3.2 Powers of the Administrator.  Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)           determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive awards under this Plan;

(b)           grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c)           approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)           construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)           cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)           accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g)           adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 8.6 and the applicable requirements of Code Section 162(m) and treasury regulations thereunder with respect to awards that are intended to satisfy the requirements for performance-based compensation under Section 162(m), and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by shareholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any stock option or stock appreciation right or other award granted under this Plan, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

34

(h)           determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)           determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)           acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k)           determine the Fair Market Value (as defined in Section 5.6) of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3 Binding Determinations.  Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law, the Corporation’s certificate of incorporation and bylaws, as same may be amended from time to time, and/or under any directors and officers liability insurance coverage or written indemnification agreement with the Corporation that may be in effect from time to time.

3.4 Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5 Delegation of Non-Discretionary Functions.  In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

4.1 Shares Available.  Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock.  For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2 Share Limit.  The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan may not exceed 4,575,000 shares of Common Stock (the “Share Limit”).

The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

35

4.3 Awards Settled in Cash, Reissue of Awards and Shares.  The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4.3. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the Plan. The foregoing adjustments to the Share Limit of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4 Reservation of Shares; No Fractional Shares.  The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

5.	AWARDS

5.1 Type and Form of Awards.  The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options.  A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5. Options may only be granted to Eligible Persons for whom the Corporation would be deemed to be an “eligible issuer of service recipient stock,” as defined in Treasury Regulation 1.409A-1(b)(5)(iii)(E).

5.1.2 Additional Rules Applicable to ISOs.  To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

36

5.1.3 Stock Appreciation Rights.  A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement (the “base price”). The maximum term of a SAR shall be ten (10) years. SARs may only be granted to Eligible Persons for whom the Corporation would be deemed to be an “eligible issuer of service recipient stock,” as defined in Treasury Regulation 1.409A-1(b)(5)(iii)(E).

5.1.4  Restricted Shares.

(a)           Restrictions. Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter.  Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator); provided, however, that for grants issued after April 29, 2018, the participant shall agree as part of the award agreement not to vote any shares of restricted stock unless and until such shares become vested.

(b)           Certificates for Shares. Restricted shares granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock.  The Administrator may require that restricted shares are held in escrow until all restrictions lapse

(c)           Dividends and Splits. As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under this Plan or held in escrow by the Corporation unless and until the related shares of restricted stock become vested. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed. With respect to restricted shares granted after April 29, 2018, any dividends paid on such restricted shares shall be accrued and shall be subject to the same vesting schedule as the restricted shares to which they relate, such that they shall be forfeited if the related restricted shares are forfeited, and shall be paid only if, and when, the restricted shares to which they relate become vested.

5.1.5           Restricted Share Units.

(a)           Grant of Restricted Share Units. A restricted share unit, or “RSU”, represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one Common Share. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan.  At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest.

37

(b)           Dividend Equivalent Accounts. Subject to the terms and conditions of the Plan and the applicable award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case, the Corporation shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU.  Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates.  The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the RSU.

(c)           Rights as a Shareholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable award agreement, each participant receiving RSUs shall have no rights as a shareholder with respect to such RSUs until such time as shares of Common Stock are issued to the participant.  No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such award.   Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date.  An award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.1.6           Cash Awards.  The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria, awards subject to other vesting criteria or awards granted consistent with Section 5.2 below).  Cash awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

5.1.7 Other Awards.  The other types of awards that may be granted under this Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents (payable only if the related awards become vested), or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1 and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

5.2 Section 162(m) Performance-Based Awards.  Without limiting the generality of the foregoing, prior to the effective date of the changes to Code Section 162(m) implemented by the bill commonly known as the “Tax Cuts and Jobs Act of 2017,” any of the types of awards listed in Sections 5.1.4 through 5.1.7 above may be, and options and SARs granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARs,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers, or stock market indices. Any Qualifying Option or Qualifying SAR shall be subject to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

38

5.2.1 Class; Administrator.  The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals.  The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion (“Business Criteria”), including the following: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total stockholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination of the foregoing.  To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets; provided that the Administrator may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as “performance-based compensation” under Section 162(m) of Code. The applicable performance measurement period may not be less than 3 months nor more than 10 years.

5.2.3 Form of Payment. Grants or awards intended to qualify under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.

5.2.4 Certification of Payment.  Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion.  The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority.  As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan (the “162(m) Term”).

39

5.2.7 Compensation Limitations.  The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person during the term of this Plan pursuant to Qualifying Options and Qualifying SARs may not exceed 2,222,222 shares of Common Stock.  The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person pursuant to Performance-Based Awards granted during the 162(m) Term (other than cash awards granted pursuant to Section 5.1.6 and Qualifying Options or Qualifying SARs) may not exceed 555,555 shares of Common Stock.  The maximum amount that may be paid to any Eligible Person pursuant to Performance-Based Awards granted pursuant to Sections 5.1.6 (cash awards) during the 162(m) Term may not exceed $7.5 million.

5.3 Award Agreements.  Each award (other than cash awards described in Section 5.1.6) shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4 Deferrals and Settlements.  Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.  All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.5 Consideration for Common Stock or Awards.  The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award by any method other than cash payment to the Corporation.

40

5.6 Definition of Fair Market Value.  For purposes of this Plan “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the date on which Fair Market Value is being determined, as furnished by the OTC Markets (the “OTC Markets”) or on the principal stock exchange on which the Common Stock is then listed for the date in question. If the Common Stock is no longer listed or is no longer actively traded on the OTC Markets or listed on a principal stock exchange as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

5.7 Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer.  Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2 Exceptions.  The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3 Further Exceptions to Limits on Transfer.  The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)           transfers to the Corporation,

(b)           the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)           subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)           subject to any applicable limitations on ISOs, if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)           the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8 International Awards.  One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

41

5.9 Vesting.  Subject to Section 5.1.2  hereof, awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any award vesting periods designated by the Administrator at the time of grant in the applicable award agreement, awards shall vest as to one-third of the total number of shares subject to the award on each of the first, second and third anniversaries of the date of grant.

6.	EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1 Termination of Employment.

6.1.1           The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.1.2           For awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of such options or SARs shall expire: (1) three months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary (provided; however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment is due to death or disability (as defined in the applicable award agreement), 12 months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; and (3) immediately upon a participant’s termination for “cause”. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a participant’s termination is for “cause.”

 If not defined in the applicable award agreement, “Cause” shall mean:

(i)           conviction of a felony or a crime involving fraud or moral turpitude; or

(ii)           theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs participant’s ability to perform appropriate employment duties for the Corporation; or

(iii)           intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Corporation after a Change in Control , including violation of a non-competition or confidentiality agreement; or

(iv)           willful failure to follow lawful instructions of the person or body to which participant reports; or

(v)           gross negligence or willful misconduct in the performance of participant’s assigned duties.  Cause shall not include mere unsatisfactory performance in the achievement of participant’s job objectives.

42

6.1.3           For awards of restricted shares, unless the award agreement provides otherwise, restricted shares that are subject to restrictions at the time that a participant whose employment or service is terminated shall be forfeited and reacquired by the Corporation; provided that, the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted shares.  Similar rules shall apply in respect of RSUs.

6.2 Events Not Deemed Terminations of Service.  Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 3 months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3 Effect of Change of Subsidiary Status.  For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.           ADJUSTMENTS; ACCELERATION

7.1           Adjustments.  Upon or in contemplation of any of the following events described in this Section 7.1,: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, arrangement, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall in such manner, to such extent  and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the number of shares provided for in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the 162(m) compensation limitations set forth in Section 5.2.7 and (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards (provided that no adjustment shall be allowed to the extent inconsistent with the requirements of Code section 162(m)), and (6) the non-employee director compensation limitations set forth in Section 9, below. Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code.  With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

7.2           Change in Control.  Upon a Change in Control, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control.  Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

43

For purposes of this Plan, “Change in Control” shall be deemed to have occurred if:

(i)           a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Corporation, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(ii)           the Corporation shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(iii)           the Corporation shall sell substantially all of its assets to another entity that is not wholly owned by the Corporation, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries and their affiliates; or

(iv)           a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Corporation (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (iv) above that a Person must acquire more than 50% of the outstanding voting securities of the Corporation for a Change in Control to have occurred if the Administrator determines that the percentage acquired by a person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a Change in Control unless the Change in Control qualifies as a change in ownership or effective control of the Corporation within the meaning of Section 409A of the Code.

7.3           Early Termination of Awards.  Any award that has been accelerated as required or permitted by Section 7.2 upon a Change in Control (or would have been so accelerated but for Section 7.4 or 7.5) shall terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

44

The Administrator may make provision for payment in cash or property (or both) in respect of awards terminated pursuant to this section as a result of the Change in Control and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

7.4           Other Acceleration Rules.  Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.5           Possible Rescission of Acceleration.  If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided, that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code,  the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

8.	OTHER PROVISIONS

8.1 Compliance with Laws.  This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2 Future Awards/Other Rights.  No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3 No Employment/Service Contract.  Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause.  Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

45

8.4 Plan Not Funded.  Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5 Tax Withholding.  Upon any exercise, vesting, or payment of any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)           require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)           deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the applicable withholding obligation on exercise, vesting or payment, not in excess of the maximum statutory rates in the Participant’s applicable jurisdictions.

8.6 Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date and Termination.  This Plan was originally approved by the Board and became effective on February 12, 2013.  The Plan was subsequently amended to reflect the 1-for-18 reverse split of the Company’s Common Stock that took place on June 18, 2015. The Plan was then amended and restated on April 29, and was reapproved by the stockholders on [•]. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on April 28, 2028. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval.  To the extent then required by applicable law or any applicable stock exchange or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to stockholder approval.

46

8.6.4 Amendments to Awards.  Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7 Privileges of Stock Ownership.  Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8 Governing Law; Construction; Severability.

8.8.1 Choice of Law.  This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Nevada.

8.8.2 Severability.  If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a)  Rule 16b-3.  It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b)  Section 162(m).  Awards under Sections 5.1.4 through 5.1.7 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m), including pursuant to the transition rules set forth in the bill commonly known as the “Tax Cuts and Jobs Act of 2017.”

47

(c)  Code Section 409A Compliance.  The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant’s award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the content or notice to the participant. Notwithstanding the foregoing, neither the Corporation nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Corporation nor the Administrator will have any liability to any participant for such tax or penalty.

(d)           No Guarantee of Favorable Tax Treatment.  Although the Corporation intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Corporation does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Corporation shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan

8.9 Captions.  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.  Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

8.11 Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12 No Corporate Action Restriction.  The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

48

8.13 Other Corporation Benefit and Compensation Programs.  Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14 Prohibition on Repricing.  Subject to Section 4, the Administrator shall not, without the approval of the stockholders of the Corporation (i) reduce the exercise price, or cancel and reissue options so as to in effect reduce the exercise price or (ii) change the manner of determining the exercise price so that the exercise price is less than the fair market value per share of Common Stock.

9.       DIRECTOR COMPENSATION PROVISIONS

9.1 Plan Exclusive Vehicle for Non-Employee Director Cash and Equity Compensation. All cash and equity compensation paid or provided to the Corporation’s non-employee directors shall be awarded under the terms and conditions of this Plan.

9.2 Non-Employee Director Compensation. Non-employee directors may be awarded any of the types of awards described in Section 5 above for which they are eligible under the terms and conditions of Section 5, above.

9.2.1 Cash Awards. Cash awards (as described in Section 5.1.6) may take any form determined by the Administrator in its sole and absolute discretion, including, but not limited to, retainers, committee fees, chairperson fees, per meeting fees, and special fees for committee service. In no event shall cash awards paid to any non-employee director exceed $300,000 in any fiscal year.

9.2.2 Equity Awards. Equity awards (described in Sections 5.1.1, 5.1.3, 5.14. 5.1.5, and 5.1.7) may take any form determined by the Administrator in its sole and absolute discretion, provided, however, that in no event shall equity awards granted to a non-employee director in any fiscal year have a grant date fair value in excess of $300,000.

As adopted by the Board of Directors of Pershing Gold Corporation on April 29, 2018.

49

PROXY PERSHING GOLD CORPORATION 1658 Cole Boulevard, Building 6, Suite 210 Lakewood, Colorado 80401 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 22, 2018 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder hereby appoints Stephen Alfers, Eric Alexander and Mindyjo Germann as attorney and proxy for the undersigned, each with the power to appoint his or her substitute, and to represent and to vote all the shares of common stock and Series E Preferred stock, voting on an as-converted to common stock basis, of Pershing Gold Corporation (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held at the offices of Davis Graham & Stubbs LLP located at 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, on June 22, 2018, at 9:00 a.m. local time, and at any postponements or adjournments thereof, subject to the directions indicated on the reverse side hereof. In their discretion, the proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof. This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the named nominees as directors in Proposal 1, FOR the approval of the Amended and Restated 2013 Equity Incentive Plan in Proposal 2, and FOR the ratification of the independent auditor in Proposal 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. (Continued, and to be marked, dated and signed, on the other side) ▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲ IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 22, 2018. The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 are available at http://www.viewproxy.com/pershinggold/2018.

50

Please mark your votes like this ☒ The Board of Directors recommends a vote FOR the election of the named nominees as directors in Proposal 1, FOR the approval of the Amended and Restated 2013 Equity Incentive Plan in Proposal 2, and FOR the ratification of the independent auditor in Proposal 3. Proposal No. 1: To elect the following five (5) persons as directors of the Company to serve until their successors are elected and qualified: 01 Stephen Alfers ☐ FOR ☐ WITHHOLD AUTHORITY 02 Jeffrey Clevenger ☐ FOR ☐ WITHHOLD AUTHORITY 03 Barry Honig ☐ FOR ☐ WITHHOLD AUTHORITY 04 Edward Karr ☐ FOR ☐ WITHHOLD AUTHORITY 05 Pamela Saxton ☐ FOR ☐ WITHHOLD AUTHORITY Proposal No. 2: To approve the Company’s Amended and Restated 2013 Equity Incentive Plan. ☐FOR ☐AGAINST ☐ABSTAIN Proposal No. 3: To ratify the selection of KBL, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. ☐FOR ☐AGAINST ☐ABSTAIN DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data) WILL ATTEND THE MEETING ☐ THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE, THEY WILL BE VOTED FOR ALL DIRECTOR NOMINEES, FOR PROPOSAL NO. 2, AND FOR PROPOSAL NO. 3. Please mark, date and sign this proxy card and return it in the accompanying envelope. Please sign as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature Date Signature (if held jointly) Date CONTROL NUMBER ▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲ PLEASE SIGN, DATE, AND MAIL THIS WHITE PROXY CARD TODAY PERSHING GOLD CORPORATION PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 22, 2018 CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone INTERNET Vote Your Proxy on the Internet: Go to www.AALvote.com/PGLC Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

51